                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 3rd day of September, 1979, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Donald R. Belk (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated September 3, 1979; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $200.00 per month from September 3, 1979 through August 31, 1984; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of his 70th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
70th birthday (except as otherwise specifically provided herein), the Bank will pay to him $935 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 70th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his 70th birthday, the Bank will pay $935 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 70th birthday, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:


                                            Percentage of Retirement Benefits
     Full Number of Years Served            Stated in Section 2 of this Agreement
     Until Termination of Directorship      To Which the Director is Entitled
     ---------------------------------      ------------------------------------
                  2                                       40%
                  3                                       60%
                  4                                       80%
                  5                                      100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since September 3, 1979, the original effective date of this Agreement.

       Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 70th birthday or, if earlier, death occurs.

       Section 5.  Extraordinary Transactions.  In the event that the Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

       For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams               By:    /s/ George W. Brawley, Jr.
------------------------------             ---------------------------------
         , Secretary
---------                           Title: President
                                           ------------------------------------
[Corporate Seal]
                                     /s/ Donald R. Belk           (Seal)
                                    ------------------------------
                                    DONALD R. BELK
                                    Director

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 3rd day of September, 1979, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and George W. Brawley, Jr. (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated September 3, 1979; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $200.00 per month from September 3, 1979 through August 31, 1984; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of his 70th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
70th birthday (except as otherwise specifically provided herein), the Bank will pay to him $1,195 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 70th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his 70th birthday, the Bank will pay $1,195 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 70th birthday, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:


                                            Percentage of Retirement Benefits
     Full Number of Years Served            Stated in Section 2 of this Agreement
     Until Termination of Directorship      To Which the Director is Entitled
     ---------------------------------      ------------------------------------
                   2                                      40%
                   3                                      60%
                   4                                      80%
                   5                                     100%

     For purposes of this Section 4, the Director shall receive credit for each full year served since September 3, 1979, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 70th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams               By:  /s/ Calvin E. Tyner
------------------------------         ----------------------------------------
         , Secretary
---------                           Title: CHAIRMAN OF THE BOARD
                                          -------------------------------------
[Corporate Seal]
                                     George W. Brawley, Jr.       (Seal)
                                    ------------------------------
                                    GEORGE W. BRAWLEY, JR.
                                    Director

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 3rd day of September, 1979, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Claude U. Voils, Jr. (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated September 3, 1979; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $200.00 per month from September 3, 1979 through August 31, 1984; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of his 70th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
70th birthday (except as otherwise specifically provided herein), the Bank will pay to him $897 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 70th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his 70th birthday, the Bank will pay $897 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 70th birthday, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:

                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     ------------------------------------
                   2                                        40%
                   3                                        60%
                   4                                        80%
                   5                                        100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since September 3, 1979, the original effective date of this Agreement.

       Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 70th birthday or, if earlier, death occurs.

       Section 5.  Extraordinary Transactions.  In the event that the Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

       For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams
------------------------------      By:    /s/ George W. Brawley, Jr.
         , Secretary                       ------------------------------------
---------                           Title:   President
                                           ------------------------------------
[Corporate Seal]
                                     /s/ Claude U. Voils, Jr.     (Seal)
                                    ------------------------------
                                    CLAUDE U. VOILS, JR.
                                    Director

                               FIRST AMENDMENT TO
                          RETIREMENT PAYMENT AGREEMENT


     THIS FIRST AMENDMENT to that certain Retirement Payment Agreement originally entered into as of the 3rd day of September, 1979 by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Calvin E. Tyner (the "Director") (the "Agreement"), made this the 8th day of September, 1997.


                              W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated September 3, 1979; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is currently receiving benefits under the Agreement; and

     WHEREAS, the parties desire to amend the Agreement.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1. The text of Section 4 of the Agreement is deleted in its entirety, so that as amended, Section 4 shall read as follows:

         4.  [Deleted].

     2. The text of Section 5, Paragraph D of the Agreement is deleted in its entirety, so that as amended, Section 5, Paragraph D shall read as follows:

         5.  General Provisions:
             ------------------

             D.  [Deleted].

     IN WITNESS THEREOF, the Bank has caused this First Amendment to Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                     MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams                By:    /s/ George W. Brawley, Jr.
------------------------------              ------------------------------
                    Secretary
-----------------,                   Title:  President
                                            ------------------------------

[Corporate Seal]                      /s/ Calvin E. Tyner          (Seal)
                                     -----------------------------
                                     CALVIN E. TYNER
                                     Director

                         RETIREMENT PAYMENT AGREEMENT

AGREEMENT entered into as of 3rd day of September, 1979 between Mooresville Federal Savings & Loan Association, a domestic Corporation having its principal office in Mooresville NC (hereinafter referred to as the Association) and Calvin
E. Tyner of Mooresville, NC (hereinafter referred to as the Director).

WITNESSETH:

WHEREAS, the Director is rendering valuable service and it is the desire of the Association to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $200 per month for five years from the date of the execution of this agreement;

NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.  Retirement Benefit:  Should the Director still be in the Directorship
         ------------------
of the Association upon attainment of his 70th birthday, the Association will commence to pay him $590 per month for a continuous period of 120 months. In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Association will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2.  Death Benefit:  Should the Director die while in the Directorship of
         -------------
the Association and prior to the attainment of his 70th birthday, the Association (beginning at a date to be determined by the Association but within six months from the date of such death) will commence to pay $590 per month for a continuous period of 120 months to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of 7 1/2 percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

3.  Termination of Directorship:
    ---------------------------

    A. If the Director terminates his Directorship, for reasons other than death or the attainment of his 70th birthday, prior to two years from the
                             ------
    execution date of this Agreement, the Director's benefits shall be limited to his waived Director fees plus interest at the rate of 7 1/2 percent per annum compounded annually and shall be paid in a single sum as soon as practical following the termination of his Directorship.

    B. If the Director terminates his Directorship, for reasons other than death or the attainment of his 70th birthday, at the end of two or more years
                             ------
    from the execution date of this Agreement, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 70th birthday, or
                                                             ------
    his prior death, to a percentage of the retirement benefits stated in
    Section 1 or this Agreement as determined by the following table:


   FULL NUMBER OF YEARS SERVED                      PERCENTAGE OF RETIREMENT
    AS DIRECTOR FROM DATE OF                       BENEFITS STATED IN SECTION
   EXECUTION OF THIS AGREEMENT                  1 OF THIS AGREEMENT TO WHICH THE
UNTIL TERMINATION OF DIRECTORSHIP                     DIRECTOR IS ENTITLED
---------------------------------               --------------------------------
              2                                                40%

              3                                                60%

              4                                                80%

              5                                               100%

4.  Forfeiture Provisions:
    ---------------------

    A. During the period the retirement benefit is payable to the Director under
    Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Association without first obtaining the written consent of the Association.

    B. During the period the retirement payment is payable to the Director under
    Section 1 of the Agreement, the Director shall be available to render consulting services to the Association upon request by an officer of the Association, but such requests shall not be made more frequently than once each month. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

    C. Payment of the retirement benefit under this Agreement may be terminated by the Association, if the Director fails to comply with either of the conditions set forth in paragraph (A) and (B) of this Section 4.

5.   General Provisions:
     ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

     B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Association to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Association to discharge the Director or restrict the right of the Director to terminate his Directorship.

     C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Association. Any asset acquired by the Association in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Association but shall be, and remain, a general, unpledged, unrestricted asset of the Association.

     D. The Association hereby reserves the right to accelerate the payments specified in Sections 1, 2 and 3 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

     E. The Association agrees that it will not merge or consolidate with any other Association or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Association or other organization shall expressly assume the rights and obligations of the Association herein set forth. The Association further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

     F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

     G. This Agreement shall be subject to the construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the said Association has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the said Director has hereunto set his hand and seal, all on the day and year first above written.



ATTEST:                          Mooresville Federal Savings & Loan Association


/s/ Claude U. Voils, Jr.         By /s/ George W. Brawley, Jr. (Seal)
----------------------------        ---------------------------
                                           President

WITNESS: /s/ Donald R. Belk         /s/ Calvin E. Tyner        (Seal)
        --------------------        ---------------------------
                                    (The Director)

                              AMENDED AND RESTATED
                   DIRECTOR'S DEFERRED COMPENSATION AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION AGREEMENT, originally entered into as of the 1st day of January, 1985, and amended and restated March 31, 1988 and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Donald R. Belk (the "Director").


                              W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered into a Director's Deferred Compensation Agreement with the Director, dated January 1, 1985, and subsequently amended and restated March 31, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $3,600.00 per year from January 1, 1985 through December 31, 1989; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of the later of his 65th birthday or January 1, 1989 (the "Retirement Age").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $1,750.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his Retirement Age, the Bank will pay $1,833.33 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent
(7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his Retirement Age, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     ------------------------------------
                    2                                      40%
                    3                                      60%
                    4                                      80%
                    5                                     100%

     For purposes of this Section 4, the Director shall receive credit for each full year served since January 1, 1985, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Deferred Compensation Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                        MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams                   By:    /s/ George W. Brawley, Jr.
------------------------------                 -------------------------------
         , Secretary
---------
                                        Title:    President
                                               -------------------------------
[Corporate Seal]
                                         /s/ Donald R. Belk           (Seal)
                                        ------------------------------
                                        DONALD R. BELK
                                        Director

                       AMENDMENT TO AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT
           BETWEEN MOORESVILLE SAVINGS BANK, SSB AND DONALD R. BELK

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and Donald R. Belk (the "Director") previously entered into a Deferred Compensation Agreement on January 1, 1985, and amended and restated said agreement on March 31, 1988, and amended and restated said agreement again on September 8, 1997 through the execution of the Amended and Restated Director's Deferred Compensation Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $1,750.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $1,833.33 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                              MOORESVILLE SAVINGS BANK, SSB

Attest:                       By:     /s/ George W. Brawley, Jr.
                                    -----------------------------

  /s/ Billy R. Williams       Title:  President
--------------------------          -----------------------------
Secretary


[Corporate Seal]

                              DIRECTOR:

                                  /s/
                              -----------------------------------
                              Donald R. Belk

                                   EXHIBIT B



------------------------------------------------------------------------------------
Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Retirement Age -- Age 65                         $1,750.00
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $1,837.50
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $1,929.38
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $2,025.84
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $2,127.14
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $2,233.49
------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION AGREEMENT, originally entered into as of the 1st day of January, 1985, and amended and restated March 31, 1988 and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and George W. Brawley, Jr. (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered into a Director's Deferred Compensation Agreement with the Director, dated January 1, 1985, and subsequently amended and restated March 31, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $3,600.00 per year from January 1, 1985 through December 31, 1989; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of the later of his 65th birthday or January 1, 1989 (the "Retirement Age").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $1,833.33 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his Retirement Age, the Bank will pay $1,916.66 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his Retirement Age, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                          Percentage of Retirement Benefits
     Full Number of Years Served          Stated in Section 2 of this Agreement
     Until Termination of Directorship    To Which the Director is Entitled
     ---------------------------------    ------------------------------------
                 2                                      40%
                 3                                      60%
                 4                                      80%
                 5                                     100%

     For purposes of this Section 4, the Director shall receive credit for each full year served since January 1, 1985, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Deferred Compensation Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                     MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams
------------------------------       By:    /s/ Calvin E. Tyner
         , Secretary                        ---------------------------------
---------                            Title:  Chairman of the Board
                                            ---------------------------------
[Corporate Seal]                      /s/ George W. Brawley, Jr.
                                     -----------------------------(Seal)
                                     GEORGE W. BRAWLEY, JR.
                                     Director

                       AMENDMENT TO AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT
       BETWEEN MOORESVILLE SAVINGS BANK, SSB AND GEORGE W. BRAWLEY, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and George W. Brawley, Jr. (the "Director") previously entered into a Deferred Compensation Agreement on January 1, 1985, and amended and restated said agreement on March 31, 1988, and amended and restated said agreement again on September 8, 1997 through the execution of the Amended and Restated Director's Deferred Compensation Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $1,833.33 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $1,916.66 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By:     /s/ Claude U. Voils, Jr.
                                         -----------------------------

  /s/ Billy R. Williams             Title:    Director
----------------------------                --------------------------
Secretary


[Corporate Seal]

                                    DIRECTOR:

                                         /s/
                                    ----------------------------------
                                    George W. Brawley, Jr.

                                   EXHIBIT B


Date of Benefit                                         Amount of Increased Monthly Benefit
----------------------------------------------------------------------------------------------
Retirement Age -- Age 65                                $1,833.33
----------------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01             $1,925.00
----------------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02             $2,021.25
----------------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03             $2,1-22.31
----------------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04             $2,228.42
---------------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05             $2,339.85
--------------------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                   DIRECTOR'S DEFERRED COMPENSATION AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION AGREEMENT, originally entered into as of the 1st day of January, 1985, and amended and restated March 31, 1988 and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Calvin E. Tyner (the "Director").


                              W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered into a Director's Deferred Compensation Agreement with the Director, dated January 1, 1985, and subsequently amended and restated March 31, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $3,600.00 per year from January 1, 1985 through December 31, 1989; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of the later of his 65th birthday or January 1, 1989 (the "Retirement Age").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $916.66 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent
(7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his Retirement Age, the Bank will pay $1,083.33 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent
(7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his Retirement Age, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     ------------------------------------

                    2                                     40%
                    3                                     60%
                    4                                     80%
                    5                                    100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since January 1, 1985, the original effective date of this Agreement.

       Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age or, if earlier, death occurs.

       Section 5.  Extraordinary Transactions.  In the event that the Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

       For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Deferred Compensation Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:

/s/ Billy R. Williams               By:     /s/ George W. Brawley, Jr.
------------------------------              ---------------------------------
         , Secretary
---------                           Title:   President
                                            ---------------------------------

[Corporate Seal]

                                     /s/ Calvin E. Tyner          (Seal)
                                    ------------------------------
                                    CALVIN E. TYNER
                                    Director

                             AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION AGREEMENT, originally entered into as of the 1st day of January, 1985, and amended and restated March 31, 1988 and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Claude U. Voils, Jr. (the "Director").


                              W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered into a Director's Deferred Compensation Agreement with the Director, dated January 1, 1985, and subsequently amended and restated March 31, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $3,600.00 per year from January 1, 1985 through December 31, 1989; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of the later of his 65th birthday or January 1, 1989 (the "Retirement Age").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $1,250.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his Retirement Age, the Bank will pay $1,500.00 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his Retirement Age, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     ------------------------------------
                   2                                       40%
                   3                                       60%
                   4                                       80%
                   5                                       100%

     For purposes of this Section 4, the Director shall receive credit for each full year served since January 1, 1985, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Deferred Compensation Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                        MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams                   By:    /s/ George W. Brawley, Jr.
------------------------------                 ---------------------------------
         , Secretary
---------
                                        Title:   President
                                               ---------------------------------

[Corporate Seal]
                                         /s/ Claude U. Voils, Jr.       (Seal)
                                        --------------------------------
                                        CLAUDE U. VOILS, JR.
                                        Director

                       AMENDMENT TO AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT
        BETWEEN MOORESVILLE SAVINGS BANK, SSB AND CLAUDE U. VOILS, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and Claude U. Voils, Jr. (the "Director") previously entered into a Deferred Compensation Agreement on January 1, 1985, and amended and restated said agreement on March 31, 1988, and amended and restated said agreement again on September 8, 1997 through the execution of the Amended and Restated Director's Deferred Compensation Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $1,250.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $1,500.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                                      MOORESVILLE SAVINGS BANK, SSB

Attest:                               By:     /s/ George W. Brawley, Jr.
                                          -------------------------------

   /s/ Billy R. Williams              Title:   President
-----------------------------                ----------------------------
Secretary


[Corporate Seal]

                                      DIRECTOR:

                                                /s/
                                      -----------------------------------
                                      Claude U. Voils, Jr.

                                   EXHIBIT B


Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Retirement Age -- Age 65                         $1,250.00
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $1,312.50
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $1,378.13
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $1,447.03
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $1,519.38
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $1,595.35
------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION AGREEMENT, originally entered into as of the 1st day of December, 1985, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Donald R. Belk (the "Director").


                              W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered into a Director's Deferred Compensation Agreement with the Director, dated December 1, 1985; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $2,400.00 per year from December 1, 1985 through December 31, 1990; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of the later of his 65th birthday or December 1, 1989 (the "Retirement Age").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $966.67 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his Retirement Age, the Bank will pay $1,100.00 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his Retirement Age, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     ------------------------------------
                 2                                         40%
                 3                                         60%
                 4                                         80%
                 5                                        100%


     For purposes of this Section 4, the Director shall receive credit for each full year served since January 1, 1985, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

           (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

           (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

           (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

           (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

           (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10. No Trust Created.  Nothing contained in this Agreement and no
     ----------  ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11. Taxes.  The Bank shall have the right to deduct from any
     ----------  -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12. Binding Obligation of the Bank and Any Successor in Interest.
     ----------  ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13. Effect on Other Benefit Plans.  Nothing contained in this
     ----------  -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14. Severability.  The provisions of this Agreement shall be
     ----------  ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15. Gender.  Whenever in this Agreement words are used in the
     ----------  ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16. Headings.  The titles and headings of Sections are included
     ----------  --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17. Law Governing.  This Agreement shall be governed by the laws
     ----------  -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Deferred Compensation Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                            MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams                        By: /s/ George W. Brawley, Jr.
------------------------------                   ------------------------------
         , Secretary
---------                                   Title:   President
                                                    ---------------------------
[Corporate Seal]
                                            /s/ Donald R. Belk            (Seal)
                                            ------------------------------
                                            DONALD R. BELK
                                            Director

                       AMENDMENT TO AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT
           BETWEEN MOORESVILLE SAVINGS BANK, SSB AND DONALD R. BELK

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and Donald R. Belk (the "Director") previously entered into a Deferred Compensation Agreement on December 1, 1985, and amended and restated said agreement on September 8, 1997 through the execution of the Amended and Restated Director's Deferred Compensation Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $966.67 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $1,100.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                              MOORESVILLE SAVINGS BANK, SSB

Attest:                                  By:     /s/ George W. Brawley, Jr.
                                                 ---------------------------
   /s/ Billy R. Williams                 Title:    President
---------------------------------                ---------------------------
Secretary


[Corporate Seal]

                                         DIRECTOR:

                                                         /s/
                                         -----------------------------------
                                         Donald R. Belk

                                   EXHIBIT B


------------------------------------------------------------------------------------
Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Retirement Age -- Age 65                         $  966.67
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $1,015.00
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $1,065.75
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $1,119.04
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $1,174.99
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $1,233.74
------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION AGREEMENT, originally entered into as of the 1st day of December, 1985, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and George W. Brawley, Jr. (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered into a Director's Deferred Compensation Agreement with the Director, dated December 1, 1985; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $2,400.00 per year from December 1, 1985 through December 31, 1990; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of the later of his 65th birthday or December 1, 1989 (the "Retirement Age").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $1,033.33 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his Retirement Age, the Bank will pay $1,158.33 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his Retirement Age, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     -------------------------------------
                 2                                      40%
                 3                                      60%
                 4                                      80%
                 5                                      100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since January 1, 1985, the original effective date of this Agreement.

       Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age or, if earlier, death occurs.

       Section 5.  Extraordinary Transactions.  In the event that the Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

       For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Deferred Compensation Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                         MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams                    By:    /s/ Calvin E. Tyner
------------------------------                  -------------------------------
         , Secretary
---------                                Title: Chairman of the Board
                                                -------------------------------
[Corporate Seal]

                                         /s/ George W. Brawley, Jr.   (Seal)
                                         --------------------------
                                         GEORGE W. BRAWLEY, JR.
                                         Director

                       AMENDMENT TO AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT
       BETWEEN MOORESVILLE SAVINGS BANK, SSB AND GEORGE W. BRAWLEY, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and George W. Brawley, Jr. (the "Director") previously entered into a Deferred Compensation Agreement on December 1, 1985, and amended and restated said agreement on September 8, 1997 through the execution of the Amended and Restated Director's Deferred Compensation Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $1,033.33 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $1,158.33 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                              MOORESVILLE SAVINGS BANK, SSB

Attest:                       By:       /s/ Claude U. Voils, Jr.
                                     ----------------------------------

/s/ Billy R. Williams         Title:    Director
------------------------             ----------------------------------
Secretary


[Corporate Seal]

                              DIRECTOR:

                                    /s/
                              -----------------------------------------
                              George W. Brawley, Jr.

                                   EXHIBIT B



------------------------------------------------------------------------------------
Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Retirement Age -- Age 65                         $1,033.33
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $1,085.00
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $1,139.25
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $1,196.21
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $1,256.10
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $1,318.82
------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION AGREEMENT, originally entered into as of the 1st day of December, 1985, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Calvin E. Tyner (the "Director").


                              W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered into a Director's Deferred Compensation Agreement with the Director, dated December 1, 1985; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $2,400.00 per year from December 1, 1985 through December 31, 1990; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of the later of his 65th birthday or December 1, 1989 (the "Retirement Age").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $508.33 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his Retirement Age, the Bank will pay $691.67 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his Retirement Age, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:


                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     ------------------------------------
                     2                                  40%
                     3                                  60%
                     4                                  80%
                     5                                 100%

     For purposes of this Section 4, the Director shall receive credit for each full year served since January 1, 1985, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

       Section 8.  Amendment and Termination.  This Agreement may be amended or
       ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Deferred Compensation Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams               By:       /s/ George W. Brawley, Jr.
---------------------------                   ---------------------------------
         , Secretary
---------                           Title:    President
                                              ---------------------------------

[Corporate Seal]
                                    /s/ Calvin E. Tyner     (Seal)
                                    ------------------------------
                                    CALVIN E. TYNER
                                    Director

                              AMENDED AND RESTATED
                   DIRECTOR'S DEFERRED COMPENSATION AGREEMENT



     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION AGREEMENT, originally entered into as of the 1st day of December, 1985, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Claude U. Voils, Jr. (the "Director").


                              W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered into a Director's Deferred Compensation Agreement with the Director, dated December 1, 1985; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $2,400.00 per year from December 1, 1985 through December 31, 1990; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of the later of his 65th birthday or December 1, 1989 (the "Retirement Age").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $708.33 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent
(7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his Retirement Age, the Bank will pay $891.67 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent
(7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his Retirement Age, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                       Percentage of Retirement Benefits
Full Number of Years Served            Stated in Section 2 of this Agreement
Until Termination of Directorship      To Which the Director is Entitled
---------------------------------      ------------------------------------
              2                                         40%
              3                                         60%
              4                                         80%
              5                                        100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since January 1, 1985, the original effective date of this Agreement.

       Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director's Retirement Age or, if earlier, death occurs.

       Section 5.  Extraordinary Transactions.  In the event that the Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

       For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Director's Deferred Compensation Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:

/s/ Billy R. Williams               By: /s/ George W. Brawley, Jr.
--------------------------              ----------------------------
          ,Secretary
----------                          Title: President
                                          --------------------------

[Corporate Seal]
                                    /s/ Claude U. Voils, Jr. (Seal)
                                    --------------------------------
                                    CLAUDE U. VOILS, JR.
                                    Director

                       AMENDMENT TO AMENDED AND RESTATED
                  DIRECTOR'S DEFERRED COMPENSATION AGREEMENT
        BETWEEN MOORESVILLE SAVINGS BANK, SSB AND CLAUDE U. VOILS, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and Claude U. Voils, Jr. (the "Director") previously entered into a Deferred Compensation Agreement on December 1, 1985, and amended and restated said agreement on September 8, 1997 through the execution of the Amended and Restated Director's Deferred Compensation Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     Retirement Age (except as otherwise specifically provided herein), the Bank will pay to him $708.33 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $891.67 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven and one-half percent (7 1/2%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

          This Amendment is effective as of the 16th day of December, 1998.


                              MOORESVILLE SAVINGS BANK, SSB

Attest:                       By:      /s/ George W. Brawley, Jr.
                                     -----------------------------

  /s/ Billy R. Williams       Title:  President
--------------------------           -----------------------------
Secretary


[Corporate Seal]

                              DIRECTOR:

                                    /s/
                              ------------------------------------
                              Claude U. Voils, Jr.

                                   EXHIBIT B



------------------------------------------------------------------------------------
Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Retirement Age -- Age 65                         $708.33
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $743.75
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $780.93
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $819.98
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $860.98
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $904.03
------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                           RETIREMENT PLAN AGREEMENT


     THIS AMENDED AND RESTATED RETIREMENT PLAN AGREEMENT originally entered into the 1st day of November, 1993 and amended and restated this the 15th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and those persons listed on attached Exhibit A (the "Director" or the "Directors").

                              W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Directors and wishes to encourage their further service and assist them in providing for the contingencies of retirement and death;

     WHEREAS, the parties hereto wish to provide the terms and conditions upon which the Bank shall make certain payments to the Directors or their designated beneficiaries;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement maintained to provide deferred compensation benefits for the Directors; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of a Director's 65th birthday and November 1, 1998 (the "Normal Retirement Date"), the Bank will pay the Director $1,000.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Director's Normal Retirement Date shall occur.

     In the event that a Director should die after becoming entitled to receive monthly installment payments under this Section 1 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Any amount payable to a Director or his Beneficiary under this Section 1 shall be reduced by any disability payments already paid to such Director under Section 3 of this Agreement.

     Section 2.  Pre-Retirement Death Benefits.  Should a Director die while
     ---------   -----------------------------
serving as a director of the Bank, and prior to the Normal Retirement Date, the Bank will pay $1,000.00 per month for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

     In the event of the death of the Director's last living Beneficiary before all the unpaid payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Any amount payable to a Director's Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Director under Section 3 of this Agreement.

     Section 3.  Disability Benefits.  If a Director shall become disabled (as
     ----------  --------------------
defined herein) prior to his Normal Retirement Date while continuing to serve as a Director of the Bank, the Bank shall commence to pay him $1,000 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director is determined to be disabled.

     In the event that a Director should die after becoming entitled to receive monthly installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Director's Beneficiary or Beneficiaries. In the event of the death of the Director's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     The Director shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Director must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the

Director's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Director and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the president of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Director, his Beneficiaries, the Bank, and all parties claiming any right or interest under this Agreement through them.

     Section 4.  Termination Benefits.  Should a Director voluntarily resign as
     ---------   --------------------
a director prior to the Normal Retirement Date for any reason other than death or disability, he or his Beneficiaries, as applicable, shall be entitled to receive, commencing on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the month in which the earlier of the Director's Normal Retirement Date or death shall occur, a percentage of the amount of the monthly installment payment stated in Section 1 of this Agreement determined under the following table:

                                                PERCENTAGE OF MONTHLY INSTALLMENT
                                                PAYMENT STATED IN SECTION 1 OF THIS
     IF DIRECTOR'S TERMINATION OCCURS           AGREEMENT TO WHICH DIRECTOR IS
               ON OR AFTER                                 ENTITLED
     --------------------------------          -----------------------------------
           March 31, 1994                                     20%
           March 31, 1995                                     40%
           March 31, 1996                                     60%
           March 31, 1997                                     80%
           March 31, 1998                                    100%

       Section 5.  Extraordinary Transactions.  In the event that a Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 1 and the Normal Retirement Date shall be deemed to be the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Director as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to a Director if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Directors, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Directors or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Directors to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Directors or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to a Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge a Director or restrict the right of a Director to terminate his directorship. The rights accruing to the Directors or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by all of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Directors, the Directors' Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Directors be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Directors, the Directors' designated Beneficiaries or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to a Director hereunder without such Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Directors under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Directors to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Retirement Plan Agreement as of the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:

__________________________         By:  _________________________________
_______________, Secretary

[Corporate Seal]                   Title: _______________________________

                                    DIRECTORS:

                                    __________________________________(Seal)
                                    Donald R. Belk


                                    __________________________________(Seal)
                                    George W. Brawley, Jr.


                                    __________________________________(Seal)
                                    Calvin E. Tyner


                                    __________________________________(Seal)
                                    Claude U. Voils, Jr.

                                   Exhibit A

                   Current Directorship and Years of Service


==============================================================
Director                    Date Service Began   Date of Birth
==============================================================
Donald R. Belk                 03-07-1974         11-21-1931

George W. Brawley, Jr.         05-09-1968         04-24-1933

Calvin E. Tyner                12-05-1963         01-04-1924

Claude U. Voils, Jr.           03-05-1970         04-21-1929
==============================================================

                       AMENDMENT TO AMENDED AND RESTATED
                           RETIREMENT PLAN AGREEMENT
           BETWEEN MOORESVILLE SAVINGS BANK, SSB AND DONALD R. BELK

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and Donald R. Belk, (the "Director") previously entered into a Retirement Plan Agreement on November 1, 1993, and amended and restated said agreement on September 15, 1997, through the execution of the Amended and Restated Retirement Plan Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 1 of the Agreement, the Director became entitled to receive retirement benefits on November 1, 1998 and thus is in pay status; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 1 is deleted in its entirety and a new Section 1 is inserted in lieu thereof to read as follows:

     Section 1.  Retirement Benefits. The Bank agrees that, except as otherwise
     ----------  -------------------
     specifically provided herein, upon the later to occur of a Director's 65th birthday and November 1, 1998 (the "Normal Retirement Date"), the Bank will pay the Director $1,000.00 per month for a continuous period of 120 months. Such continuous monthly installments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Director's Normal Retirement Date shall occur (except as otherwise provided herein).

          If the Director's service with the Bank continues past the Normal Retirement Date, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Normal Retirement Date and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 1, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive monthly installment payments under this Section 1 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Any amount payable to a Director or his Beneficiary under this Section 1 shall be reduced by any disability payments already paid to such Director under Section 3 of this Agreement.

     2. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Pre-Retirement Death Benefits. Should a Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 1, the Bank will pay $1,000.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Any amount payable to a Director's Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Director under Section 3 of this Agreement.

     3. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Disability Benefits. If a Director shall become disabled (as
     ----------  -------------------
     defined herein) while continuing to serve as a Director of the Bank, the Bank shall commence to pay him $1,000 per month (or his Increased Benefit if such applies) for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director is determined to be disabled.

          In the event that a Director should die after becoming entitled to receive monthly installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Director's Beneficiary or Beneficiaries. In the event of the death of the Director's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

          The Director shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Director must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Director and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the president of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Director, his Beneficiaries, the Bank and all parties claiming any right or interest under this Agreement through them.

     4. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching his Normal Retirement Date.

     5. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.

                              MOORESVILLE SAVINGS BANK, SSB

Attest:                       By:       /s/ George W. Brawley, Jr.
                                     -------------------------------

  /s/ Billy R. Williams       Title:   President
-------------------------            -------------------------------
Secretary


[Corporate Seal]

                              DIRECTOR:

                                  /s/
                              --------------------------------------
                              Donald R. Belk

                                   EXHIBIT B



Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Current Retirement Age (before amendment)        $1,000.00
 Age 65
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $1,050.00
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $1,102.50
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $1,157.63
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $1,215.51
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $1,276.28
------------------------------------------------------------------------------------

                       AMENDMENT TO AMENDED AND RESTATED
                           RETIREMENT PLAN AGREEMENT
       BETWEEN MOORESVILLE SAVINGS BANK, SSB AND GEORGE W. BRAWLEY, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and George W. Brawley, Jr.(the "Director") previously entered into a Retirement Plan Agreement on November 1, 1993, and amended and restated said agreement on September 15, 1997, through the execution of the Amended and Restated Retirement Plan Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 1 of the Agreement, the Director became entitled to receive retirement benefits on November 1, 1998 and thus is in pay status; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 1 is deleted in its entirety and a new Section 1 is inserted in lieu thereof to read as follows:

     Section 1.  Retirement Benefits. The Bank agrees that, except as otherwise
     ----------  -------------------
     specifically provided herein, upon the later to occur of a Director's 65th birthday and November 1, 1998 (the "Normal Retirement Date"), the Bank will pay the Director $1,000.00 per month for a continuous period of 120 months. Such continuous monthly installments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Director's Normal Retirement Date shall occur (except as otherwise provided herein).

          If the Director's service with the Bank continues past the Normal Retirement Date, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Normal Retirement Date and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 1, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive monthly installment payments under this Section 1 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Any amount payable to a Director or his Beneficiary under this Section 1 shall be reduced by any disability payments already paid to such Director under Section 3 of this Agreement.

     2. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Pre-Retirement Death Benefits. Should a Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 1, the Bank will pay $1,000.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Any amount payable to a Director's Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Director under Section 3 of this Agreement.

     3. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Disability Benefits. If a Director shall become disabled (as
     ----------  -------------------
     defined herein) while continuing to serve as a Director of the Bank, the Bank shall commence to pay him $1,000 per month (or his Increased Benefit if such applies) for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director is determined to be disabled.

          In the event that a Director should die after becoming entitled to receive monthly installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Director's Beneficiary or Beneficiaries. In the event of the death of the Director's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

          The Director shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Director must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Director and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the president of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Director, his Beneficiaries, the Bank and all parties claiming any right or interest under this Agreement through them.

     4. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching his Normal Retirement Date.

     5. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                              MOORESVILLE SAVINGS BANK, SSB

Attest:                       By:       /s/ Claude U. Voils, Jr.
                                     ---------------------------------

  /s/ Billy R. Williams       Title:  Director
--------------------------           ---------------------------------
Secretary


[Corporate Seal]

                              DIRECTOR:

                                  /s/
                              ----------------------------------------
                              George W. Brawley, Jr.

                                   EXHIBIT B



Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Current Retirement Age (before amendment)        $1,000.00
 Age 65
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $1,050.00
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $1,102.50
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $1,157.63
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $1,215.51
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $1,276.28
------------------------------------------------------------------------------------

                       AMENDMENT TO AMENDED AND RESTATED
                           RETIREMENT PLAN AGREEMENT
        BETWEEN MOORESVILLE SAVINGS BANK, SSB AND CLAUDE U. VOILS, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and Claude U. Voils, Jr., (the "Director") previously entered into a Retirement Plan Agreement on November 1, 1993, and amended and restated said agreement on September 15, 1997, through the execution of the Amended and Restated Retirement Plan Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 1 of the Agreement, the Director became entitled to receive retirement benefits on November 1, 1998 and thus is in pay status; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 1 is deleted in its entirety and a new Section 1 is inserted in lieu thereof to read as follows:

     Section 1.  Retirement Benefits. The Bank agrees that, except as otherwise
     ----------  -------------------
     specifically provided herein, upon the later to occur of a Director's 65th birthday and November 1, 1998 (the "Normal Retirement Date"), the Bank will pay the Director $1,000.00 per month for a continuous period of 120 months. Such continuous monthly installments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Director's Normal Retirement Date shall occur (except as otherwise provided herein).

          If the Director's service with the Bank continues past the Normal Retirement Date, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Normal Retirement Date and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 1, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive monthly installment payments under this Section 1 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Any amount payable to a Director or his Beneficiary under this Section 1 shall be reduced by any disability payments already paid to such Director under Section 3 of this Agreement.

     2. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Pre-Retirement Death Benefits. Should a Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 1, the Bank will pay $1,000.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Any amount payable to a Director's Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Director under Section 3 of this Agreement.

     3. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Disability Benefits. If a Director shall become disabled (as
     ----------  -------------------
     defined herein) while continuing to serve as a Director of the Bank, the Bank shall commence to pay him $1,000 per month (or his Increased Benefit if such applies) for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director is determined to be disabled.

          In the event that a Director should die after becoming entitled to receive monthly installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Director's Beneficiary or Beneficiaries. In the event of the death of the Director's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

          The Director shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Director must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Director's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Director and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the president of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Director, his Beneficiaries, the Bank and all parties claiming any right or interest under this Agreement through them.

     4. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching his Normal Retirement Date.

     5. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.

                                     MOORESVILLE SAVINGS BANK, SSB

Attest:                              By:  /s/ George W. Brawley, Jr.
                                        ----------------------------------

  /s/ Billy R. Williams              Title:        President
----------------------------               -------------------------------
Secretary


[Corporate Seal]

                                     DIRECTOR:

                                       /s/
                                      -------------------------------------
                                      Claude U. Voils, Jr.

                                 EXHIBIT B

-------------------------------------------------------------------------------
       Date of Benefit                    Amount of Increased Monthly Benefit
-------------------------------------------------------------------------------
Current Retirement Age (before amendment)          $1,000.00
Age 65
-------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01        $1,050.00
-------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02        $1,102.50
-------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03        $1,157.63
-------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04        $1,215.51
-------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05        $1,276.28
-------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT


     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of December, 1990, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and George W. Brawley, Jr. (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated December 1, 1990; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director heretofore deferred receipt of director's fees in the amount of $500.00 per month from December 1, 1990 through November 30, 1995; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director heretofore has deferred the
     ---------   -----------------
receipt by him of director's fees as described above. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $1,957 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the occurrence of his 65th birthday, the Bank will pay $1,957 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:


                                            Percentage of Retirement Benefits
     Full Number of Years Served            Stated in Section 2 of this Agreement
     Until Termination of Directorship      To Which the Director is Entitled
     ---------------------------------      -------------------------------------
                     2                                       40%
                     3                                       60%
                     4                                       80%
                     5                                      100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since December 1, 1990, the original effective date of this Agreement.

       Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday or, if earlier, death occurs.

       Section 5.  Extraordinary Transactions.  In the event that the Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Bank shall commence to make monthly installment payments to the Director as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

       For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

            (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

            (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

            (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

            (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

            (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

       Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

       Section 6.  Assignability.  Except as otherwise provided by this
       ---------   -------------
Agreement, it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

       Section 7.  Director's Rights.  This Agreement creates no right in the
       ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

       Section 8.  Amendment and Termination.  This Agreement may be amended or
       ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

       Section 9.  Financing of Benefits.  All benefits under this Agreement
       ---------   ---------------------
shall be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:
                                    By:
/s/ Billy R. Williams                   /s/ Calvin E. Tyner
------------------------------          ---------------------------------
         , Secretary
---------                           Title:  Chairman of the Board
                                           ------------------------------
[Corporate Seal]
                                    /s/ George W. Brawley, Jr. (Seal)
                                    ---------------------------------
                                    GEORGE W. BRAWLEY, JR.
                                    Director

                       AMENDMENT TO AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT
       BETWEEN MOORESVILLE SAVINGS BANK, SSB AND GEORGE W. BRAWLEY, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and George W. Brawley, Jr. (the "Director") previously entered into a Retirement Payment Agreement on December 1, 1990, and amended and restated said agreement on September 8, 1997 through the execution of the Amended and Restated Retirement Payment Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     65/th/ birthday ("Retirement Age") (except as otherwise specifically provided herein), the Bank will pay to him $1,957.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $1,957.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By:    /s/ Claude U. Voils, Jr.
                                        --------------------------------------

   /s/ Billy R. Williams            Title:  Director
-------------------------------           ------------------------------------
Secretary


[Corporate Seal]

                                     DIRECTOR:
                                            /s/
                                     -----------------------------------------
                                     George W. Brawley, Jr.

                                   EXHIBIT B


-------------------------------------------------------------------------------------------
  Date of Benefit                                  Amount of Increased Monthly Benefit
-------------------------------------------------------------------------------------------
Retirement Age -- Age 65                              $1,957.00
-------------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01           $2,054.85
-------------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02           $2,157.59
-------------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03           $2,265.47
-------------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04           $2,378.75
-------------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05           $2,497.68
-------------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of November, 1990, amended and restated October 21, 1993, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Dale W. Brawley (the "Executive").


                             W I T N E S S E T H:

     WHEREAS, the Executive previously served as a Director of the Bank; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Executive, dated November 1, 1990; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB", and the Executive resigned as a Director of the Bank; and

     WHEREAS, the Executive continued to render valuable service to the Bank in his capacity as an executive officer of the Bank, and it was the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, and so effective with the date of the Bank's charter conversion and the Executive's retirement as a Director of the Bank, the parties amended and restated the Retirement Payment Agreement on October 21, 1993; and

     WHEREAS, the Executive heretofore deferred receipt of compensation and director's fees in the amount of $500.00 per month from November 1, 1990 through October 31, 1995; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Executive heretofore has deferred the
     ---------   -----------------
receipt by him of compensation and director's fees as described above. In exchange for such deferral, the Executive shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Executive must be an Executive of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Executive's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $8,303 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's 65th birthday shall occur. In the event that the Executive should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Executive has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Executive die while
     ---------   -----------------------------
in the service of the Bank and prior to the occurrence of his 65th birthday, the Bank will pay $8,303 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Executive. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Executive terminates his service as an executive officer of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                           Percentage of Retirement Benefits
       Full Number of Years Served         Stated in Section 2 of this Agreement
       Until Termination of Employment     To Which the Executive is Entitled
       -------------------------------     -------------------------------------
                     2                                      40%
                     3                                      60%
                     4                                      80%

                                           Percentage of Retirement Benefits
       Full Number of Years Served         Stated in Section 2 of this Agreement
       Until Termination of Employment     To Which the Executive is Entitled
       -------------------------------     -------------------------------------
                     5                                     100%


     For purposes of this Section 4, the Executive shall receive credit for each full year served since November 1, 1990, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's 65th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions. In the event that the Executive's
     ---------   --------------------------
service as an executive officer of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a Change in Control (as defined herein), then the Executive shall be entitled to the benefits set forth in Section 2 and the Bank shall commence to make monthly installment payments to the Executive as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's service as an executive officer of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.


                                         MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams
------------------------------           By: /s/ George W. Brawley, Jr.
                                             ----------------------------------
----------Secretary

                                         Title:  President
                                                -------------------------------

[Corporate Seal]

                                         /s/ Dale W. Brawley    (Seal)
                                         -------------------------------
                                         DALE W. BRAWLEY
                                         Executive

                                  APPENDIX A

ERISA Claims and Review Procedures.
----------------------------------

     A.   General. For the purposes of implementing a claims procedure under
          -------
          this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this procedure.

     B.   Claims Procedure. If any claim filed hereunder is wholly or partially
          ----------------
          denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Paragraph C of this procedure.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
          claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of March, 1993, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Donald R. Belk (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated March 1, 1993; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director previously agreed to defer receipt of director's fees in the amount of $300.00 per month for a period of five (5) years, which period commenced on March 1, 1993; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
continue to defer each month the receipt by him of $300.00 in director's fees for the sixty (60) months beginning March 1, 1993 and ending February 28, 1998. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of March 1, 1998 (the "Qualifying Date").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Qualifying
     ---------   -------------------
Date (except as otherwise specifically provided herein), the Bank will pay to the Director $414 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $414 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank prior to the Qualifying Date, for any reason other than death, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:

                                            Percentage of Retirement Benefits
       Full Number of Years Served        Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------    -------------------------------------

                   2                                    40%
                   3                                    60%
                   4                                    80%
                   5                                    100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since March 1, 1993, the original effective date of this Agreement.

       Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date, or, if earlier, the Director's death, occurs.

       Section 5.  Extraordinary Transactions.  In the event that the Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Qualifying Date shall be deemed to be the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Director as described in Section 2 on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

       For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

       Section 8.  Amendment and Termination.  This Agreement may be amended or
       ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                         MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams                    By:    /s/ George W. Brawley, Jr.
------------------------------                  -------------------------------
         , Secretary
---------                                Title:  President
                                                -------------------------------
[Corporate Seal]
                                          /s/ Donald R. Belk           (Seal)
                                         ------------------------------
                                         DONALD R. BELK
                                         Director

                       AMENDMENT TO AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT
           BETWEEN MOORESVILLE SAVINGS BANK, SSB AND DONALD R. BELK

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and Donald R. Belk (the "Director") previously entered into a Retirement Payment Agreement on March 1, 1993, and amended and restated said agreement on June 6, 1994, and amended and restated said agreement again on September 8, 1997 through the execution of the Amended and Restated Retirement Payment Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     65/th/ birthday ("Retirement Age") (except as otherwise specifically provided herein), the Bank will pay to him $697.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $697.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By:      /s/ George W. Brawley, Jr.
                                             -----------------------------

/s/ Billy R. Williams               Title:   President
--------------------------                   -----------------------------
Secretary



[Corporate Seal]

                                    DIRECTOR:

                                        /s/
                                    --------------------------------------
                                    Donald R. Belk

                                   EXHIBIT B


Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Retirement Age -- Age 65                         $697.00
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $731.85
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $768.44
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $806.86
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $847.21
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $889.57
------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of February, 1993, amended and restated October 21, 1993, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Dale W. Brawley (the "Executive").

                             W I T N E S S E T H:

     WHEREAS, the Executive previously served as a Director of the Bank; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Executive, dated February 1, 1993; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB", and the Executive resigned as a Director of the Bank; and

     WHEREAS, the Executive continued to render valuable service to the Bank in his capacity as an executive officer of the Bank, and it was the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, and so effective with the date of the Bank's charter conversion and the Executive's retirement as a Director of the Bank, the parties amended and restated the Retirement Payment Agreement on October 21, 1993; and

     WHEREAS, the Executive previously agreed to defer receipt of compensation and director's fees in the amount of $100.00 per month for a period of five (5) years, which period commenced February 1, 1993; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Executive hereby elects and agrees to
     ---------   -----------------
continue to defer each month the receipt by him of compensation and director's fees for sixty (60) months beginning February 1, 1993 and ending January 31, 1998. In exchange for such deferral, the Executive shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Executive must be an Executive of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Executive's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to him $1,074 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's 65th birthday shall occur. In the event that the Executive should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Executive has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Executive die while
     ---------   -----------------------------
in the service of the Bank and prior to the occurrence of his 65th birthday, the Bank will pay $1,074 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Executive. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Executive terminates his service as an executive officer of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:


                                          Percentage of Retirement Benefits
     Full Number of Years Served          Stated in Section 2 of this Agreement
     Until Termination of Employment      To Which the Executive is Entitled
     -------------------------------      -------------------------------------
                   2                                      40%
                   3                                      60%
                   4                                      80%


                                          Percentage of Retirement Benefits
     Full Number of Years Served          Stated in Section 2 of this Agreement
     Until Termination of Employment      To Which the Executive is Entitled
     -------------------------------      -------------------------------------
                   5                                     100%

     For purposes of this Section 4, the Executive shall receive credit for each full year served since February 1, 1993, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's 65th birthday or, if earlier, death occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Executive's
     ---------   --------------------------
service as an executive officer of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a Change in Control (as defined herein), then the Executive shall be entitled to the benefits set forth in Section 2 and shall be 100% vested therein, and the Bank shall commence to make monthly installment payments to the Executive as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's service as an executive officer of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:

/s/ Billy R. Williams               By:  /s/ George W. Brawley, Jr.
------------------------------          ----------------------------------
          Secretary
---------
                                    Title:  President
                                           -------------------------------

[Corporate Seal]


                                     /s/ Dale W. Brawley            (Seal)
                                    --------------------------------
                                    DALE W. BRAWLEY
                                    Executive

                                   APPENDIX A

ERISA Claims and Review Procedures.
----------------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
          this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this procedure.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
          denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)     specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Paragraph C of this procedure.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
          claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)    submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of March, 1993, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and George W. Brawley, Jr. (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated March 1, 1993; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director previously agreed to defer receipt of director's fees in the amount of $100.00 per month for a period of five (5) years, which period commenced on March 1, 1993; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
continue to defer each month the receipt by him of $100.00 in director's fees for the sixty (60) months beginning March 1, 1993 and ending February 28, 1998. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of his 65th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ---------   -------------------
65th birthday (except as otherwise specifically provided herein), the Bank will pay to the Director $333 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $333 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank, for any reason other than death or the attainment of his 65th birthday, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:

                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     ------------------------------------
                   2                                       40%
                   3                                       60%
                   4                                       80%
                   5                                      100%

     For purposes of this Section 4, the Director shall receive credit for each full year served since March 1, 1993, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's 65th birthday, or, if earlier, death, occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and shall be deemed to be 100% vested therein. The Bank shall commence to make monthly installment payments to the Director as described in Section 2 on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

           (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

           (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

           (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

           (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

           (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10. No Trust Created.  Nothing contained in this Agreement and no
     ----------  ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11. Taxes.  The Bank shall have the right to deduct from any
     ----------  -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12. Binding Obligation of the Bank and Any Successor in Interest.
     ----------  ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13. Effect on Other Benefit Plans.  Nothing contained in this
     ----------  -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14. Severability.  The provisions of this Agreement shall be
     ----------  ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15. Gender.  Whenever in this Agreement words are used in the
     ----------  ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16. Headings.  The titles and headings of Sections are included
     ----------  --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17. Law Governing.  This Agreement shall be governed by the laws
     ----------  -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                            MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams                       By:  /s/ Calvin E. Tyner
------------------------------                   ------------------------------
         , Secretary
---------                                   Title:  Chairman of the Board
                                                    ---------------------------
[Corporate Seal]
                                             /s/ Geroge W. Brawley, Jr.   (Seal)
                                            ------------------------------
                                            GEORGE W. BRAWLEY, JR.
                                            Director

                       AMENDMENT TO AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT
       BETWEEN MOORESVILLE SAVINGS BANK, SSB AND GEORGE W. BRAWLEY, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and George W. Brawley, Jr. (the "Director") previously entered into a Retirement Payment Agreement on March 1, 1993, and amended and restated said agreement on September 8, 1997 through the execution of the Amended and Restated Retirement Payment Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     65th birthday ("Retirement Age") (except as otherwise specifically provided herein), the Bank will pay to him $333.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $333.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed this the 16th day of December, 1998.



                              MOORESVILLE SAVINGS BANK, SSB

Attest:                       By:    /s/ Claude U. Voils, Jr.
                                   ------------------------------------

   /s/ Billy R. Williams      Title:        Director
---------------------------         -----------------------------------
Secretary

                                       3
[Corporate Seal]

                              DIRECTOR:

                                                   /s/
                              ----------------------------------------
                              George W. Brawley, Jr.

                                   EXHIBIT B




--------------------------------------------------------------------------------
  Date of Benefit                            Amount of Increased Monthly Benefit
--------------------------------------------------------------------------------
Retirement Age -- Age 65                     $333.00
--------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01  $349.65
--------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02  $367.13
--------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03  $385.49
--------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04  $404.76
--------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05  $425.00
--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                          RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of March, 1993, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Claude U. Voils, Jr. (the "Director").


                              W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated March 1, 1993; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director previously agreed to defer receipt of director's fees in the amount of $300.00 per month for a period of five (5) years, which period commenced on March 1, 1993; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
continue to defer each month the receipt by him of $300.00 in director's fees for the sixty (60) months beginning March 1, 1993 and ending February 28, 1998. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of March 1, 1998 (the "Qualifying Date").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Qualifying
     ---------   -------------------
Date (except as otherwise specifically provided herein), the Bank will pay to the Director $673 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $673 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank prior to the Qualifying Date, for any reason other than death, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:


                                           Percentage of Retirement Benefits
     Full Number of Years Served           Stated in Section 2 of this Agreement
     Until Termination of Directorship     To Which the Director is Entitled
     ---------------------------------     ------------------------------------
                    2                                     40%
                    3                                     60%
                    4                                     80%
                    5                                     100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since March 1, 1993, the original effective date of this Agreement.

       Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date, or, if earlier, the Director's death, occurs.

       Section 5.  Extraordinary Transactions.  In the event that the Director's
       ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Qualifying Date shall be deemed to be the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Director as described in Section 2 on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

       For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                         MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams                    By:    /s/ Geroge W. Brawley, Jr.
------------------------------                  --------------------------------
         , Secretary
---------                                Title: President
                                                --------------------------------
[Corporate Seal]
                                          /s/ Claude U. Voils, Jr.      (Seal)
                                         ------------------------------
                                         CLAUDE U. VOILS, JR.
                                         Director

                       AMENDMENT TO AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT
        BETWEEN MOORESVILLE SAVINGS BANK, SSB AND CLAUDE U. VOILS, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and Claude U. Voils, Jr. (the "Director") previously entered into a Retirement Payment Agreement on March 1, 1993, and amended and restated said agreement on September 8, 1997 through the execution of the Amended and Restated Retirement Payment Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Director's
     ----------  -------------------
     65/th/ birthday ("Retirement Age") (except as otherwise specifically provided herein), the Bank will pay to him $673.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director ceases being a Director of the Bank (except as otherwise provided herein). If the Director's service with the Bank continues past the Director's Retirement Age, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $673.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                                 MOORESVILLE SAVINGS BANK, SSB

Attest:                          By:     /s/ George W. Brawley, Jr.
                                       -----------------------------------
   /s/ Billy R. Williams         Title:  President
-----------------------------          -----------------------------------
Secretary


[Corporate Seal]

                                 DIRECTOR:

                                      /s/
                                 -----------------------------------------
                                 Claude U. Voils, Jr.

                                   EXHIBIT B


-------------------------------------------------------------------------------------------
   Date of Benefit                                    Amount of Increased Monthly Benefit
-------------------------------------------------------------------------------------------
Retirement Age -- Age 65                             $673.00
-------------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01          $706.65
-------------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02          $741.98
-------------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03          $779.08
-------------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04          $818.04
-------------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05          $858.94
-------------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of August, 1993, amended and restated October 21, 1993, and amended and restated this the 8th day of September 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Dale W. Brawley (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive previously served as a Director of the Bank; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Executive, dated August 1, 1993; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB", and the Executive resigned as a Director of the Bank; and

     WHEREAS, the Executive continued to render valuable service to the Bank in his capacity as an executive officer of the Bank, and it was the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, and so effective with the date of the Bank's charter conversion and the Executive's retirement as a Director of the Bank, the parties amended and restated the Retirement Payment Agreement on October 21, 1993; and

     WHEREAS, the Executive previously agreed to defer receipt of compensation and director's fees in the amount of $200.00 per month for a period of five (5) years, which period commenced August 1, 1993; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Executive hereby elects and agrees to
     ---------   -----------------
continue to defer each month the receipt by him of compensation and director's fees for sixty (60) months beginning August 1, 1993 and ending July 31, 1998. In exchange for such deferral, the Executive shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Executive must be an Executive of the Bank as of his 55th birthday.

     Section 2.  Retirement Benefits.  Upon the occurrence of the Executive's
     ---------   -------------------
55th birthday (except as otherwise specifically provided herein), the Bank will pay to him $2,070 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's 55th birthday shall occur. In the event that the Executive should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Executive has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Executive die while
     ---------   -----------------------------
in the service of the Bank and prior to the occurrence of his 55th birthday, the Bank will pay $2,070 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Executive. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Executive terminates his service as an executive officer of the Bank, for any reason other than death or the attainment of his 55th birthday, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in
Section 2 of this Agreement, as determined by the following table:

                                          Percentage of Retirement Benefits
     Full Number of Years Served          Stated in Section 2 of this Agreement
     Until Termination of Employment      To Which the Executive is Entitled
     -------------------------------      -------------------------------------
                    2                                    40%
                    3                                    60%
                    4                                    80%
                    5                                   100%

         For purposes of this Section 4, the Executive shall receive credit for each full year served since August 1, 1993, the original effective date of this Agreement.

         Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's 55th birthday or, if earlier, death occurs.

         Section 5.  Extraordinary Transactions.  In the event that the
         ---------   --------------------------
Executive's service as an executive officer of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a Change in Control (as defined herein), then the Executive shall be entitled to the benefits set forth in Section 2 and shall be 100% vested therein, and the Bank shall commence to make monthly installment payments to the Executive as described therein on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's service as an executive officer of the Bank is terminated.

         For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

       Section 8.  Amendment and Termination.  This Agreement may be amended or
       ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams
------------------------------           By:  /s/ George W. Brawley, Jr.
          Secretary                           ---------------------------------
----------                                      President
                                    Title:    ---------------------------------


[Corporate Seal]


                                     /s/ Dale W. Brawley          (Seal)
                                    ------------------------------
                                    DALE W. BRAWLEY
                                    Executive

                                  APPENDIX A

ERISA Claims and Review Procedures.
----------------------------------

A.   General.  For the purposes of implementing a claims procedure under this
     -------
     Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this procedure.

B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
     ----------------
     denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

     (i)   specific reasons for the denial,

     (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

     (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

     (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

     Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Paragraph C of this procedure.

C.   Review Procedure.  Within sixty (60) days after the date on which a
     ----------------
     claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

         (ii) submit written issues and comments to the Plan Administrator.

         The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT



     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of August, 1993, and amended and restated this the 8th day of September 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and George W. Brawley, Jr. (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated August 1, 1993; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director previously agreed to defer receipt of director's fees in the amount of $200.00 per month for a period of five (5) years, which period commenced on August 1, 1993; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
continue to defer each month the receipt by him of $200.00 in director's fees for the sixty (60) months beginning August 1, 1993 and ending July 31, 1998. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of August 1, 1998 (the "Qualifying Date").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Qualifying
     ---------   -------------------
Date (except as otherwise specifically provided herein), the Bank will pay to the Director $671 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $671 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank prior to the Qualifying Date for any reason other than death, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:


                                            Percentage of Retirement Benefits
     Full Number of Years Served            Stated in Section 2 of this Agreement
     Until Termination of Directorship      To Which the Director is Entitled
     ---------------------------------      ------------------------------------
                  2                                       40%
                  3                                       60%
                  4                                       80%
                  5                                      100%

     For purposes of this Section 4, the Director shall receive credit for each full year served since August 1, 1993, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date, or, if earlier, the Director's death, occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Qualifying Date shall be deemed to be the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Director as described in Section 2 on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams               By:  /s/ Calvin E. Tyner
------------------------------         --------------------------------------
         , Secretary
---------                           Title: Chairman of the Board
                                          -----------------------------------
[Corporate Seal]
                                      /s/ George W. Brawley, Jr.  (Seal)
                                    ------------------------------
                                    GEORGE W. BRAWLEY, JR.
                                    Director

                       AMENDMENT TO AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT
       BETWEEN MOORESVILLE SAVINGS BANK, SSB AND GEORGE W. BRAWLEY, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and George W. Brawley, Jr. (the "Director") previously entered into a Retirement Payment Agreement on August 1, 1993, and amended and restated said agreement on September 8, 1997 through the execution of the Amended and Restated Retirement Payment Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 8 of the Agreement, the Bank and the Director have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Upon the occurrence of the Qualifying
     ----------  -------------------
     Date (except as otherwise specifically provided herein), the Bank will pay to him $671.00 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur (except as otherwise provided herein). If the Director's service with the Bank continues past the Qualifying Date, then the monthly benefit payments shall be postponed and shall be increased on an annual basis by five percent (5%) for each full Year of Service of the Director occurring after the Director's Retirement Age and continuing until age 70 or such time as the Director ceases serving as a Director, whichever shall occur first (hereafter "the Increased Benefit"). For purposes of this Agreement, the Director will receive credit for a year of service for each twelve month period during which he completes 1,000 hours of service. If the Director reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Director's attainment of age 70 in any event.

          In the event that a Director should die after becoming entitled to receive such installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Director to the Bank in writing (the "Beneficiaries"). In the event of the death of the Director's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Director die while
     ----------  -----------------------------
     serving as a director of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $671.00 per month (or the Increased Benefit if such applies) for a continuous period of 120 months to the Director's Beneficiary or Beneficiaries. The first monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died.

          In the event of the death of the Director's last living Beneficiary before all the unpaid payment shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at a Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Director if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.


                              MOORESVILLE SAVINGS BANK, SSB

Attest:                       By:       /s/ Claude U. Voils, Jr.
                                     ------------------------------

  /s/ Billy R. Williams       Title:    Director
---------------------------          ------------------------------
Secretary


[Corporate Seal]

                              DIRECTOR:

                                  /s/
                              -------------------------------------
                              George W. Brawley, Jr.

                                   EXHIBIT B



------------------------------------------------------------------------------------
Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Qualifying Date - August 1, 1998                 $671.00
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $704.55
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $739.78
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $776.77
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $815.60
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $856.38
------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                         RETIREMENT PAYMENT AGREEMENT


     THIS AMENDED AND RESTATED RETIREMENT PAYMENT AGREEMENT, originally entered into as of the 1st day of June, 1994, and amended and restated this the 8th day of September, 1997 (the "Agreement"), by and between Mooresville Savings Bank, SSB, a mutual savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Jack G. Lawler (the "Director").


                             W I T N E S S E T H:

     WHEREAS, the Director is serving as a Director of the Bank as of the date hereof; and

     WHEREAS, in that capacity, in order to reward his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death, the Bank entered a Retirement Payment Agreement with the Director, dated June 1, 1994; and

     WHEREAS, the Director is rendering valuable service to the Bank and it is the desire of the Bank to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and

     WHEREAS, the Director has previously agreed to defer receipt of director's fees in the amount of $500.00 per month for a period of five (5) years, which period commenced on June 1, 1994; and

     WHEREAS, the parties desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
continue to defer each month the receipt by him of $500.00 in director's fees for the sixty (60) months beginning June 1, 1994 and ending May 31, 1999. In exchange for such deferral, the Director shall receive from the Bank the benefits hereinafter described. Except as otherwise specifically provided herein, in order to receive benefits under this Agreement, the Director must be a Director of the Bank as of June 1, 1999 (the "Qualifying Date").

     Section 2.  Retirement Benefits.  Upon the occurrence of the Qualifying
     ---------   -------------------
Date, (except as otherwise specifically provided herein), the Bank will pay to the Director $882 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur. In the event that the Director should die after becoming entitled to receive such installment payments but before all such payments have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 3.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $882 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries of the Director. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Director, any payments remaining unpaid at the Director's death shall be commuted on the basis of eight percent (8%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Termination Benefits.  Except as provided in Section 5 hereof,
     ---------   --------------------
if the Director terminates his service as a director of the Bank prior to the Qualifying Date for any reason other than death, he (or his Beneficiary) shall be entitled to a percentage of the benefits set forth in Section 2 of this Agreement, as determined by the following table:


                                            Percentage of Retirement Benefits
     Full Number of Years Served            Stated in Section 2 of this Agreement
     Until Termination of Directorship      To Which the Director is Entitled
     ---------------------------------      ------------------------------------
                    2                                       40%
                    3                                       60%
                    4                                       80%
                    5                                      100%

       For purposes of this Section 4, the Director shall receive credit for each full year served since June 1, 1994, the original effective date of this Agreement.

     Payment of such benefits shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date or, if earlier, the Director's death, occurs.

     Section 5.  Extraordinary Transactions.  In the event that the Director's
     ---------   --------------------------
service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Director shall be entitled to the benefits set forth in
Section 2 and the Qualifying Date shall be deemed to be the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Director as described in Section 2 on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director's service as a director of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control if, prior to the consummation or occurrence of such transaction or event, the Director and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 6.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Director, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 7.  Director's Rights.  This Agreement creates no right in the
     ---------   -----------------
Director to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Director or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Director whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Director or restrict the right of the Director to terminate his directorship. The rights accruing to the Director or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 8.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by both of the parties hereto.

     Section 9.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Director, the Director's Beneficiaries, and any successor in interest shall be and remain a general creditor of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 10.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Director, the Director's designated Beneficiary or any other person.

     Section 11.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 12.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations hereunder without the Director's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 13.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 14.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 15.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 16.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 17.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     IN WITNESS THEREOF, the Bank has caused this Amended and Restated Retirement Payment Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Director has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB
Attest:
/s/ Billy R. Williams               By:  /s/ George W. Brawley, Jr.
------------------------------          -----------------------------------
         , Secretary
---------                           Title:  President
                                           --------------------------------

[Corporate Seal]
                                     /s/ Jack G. Lawler           (Seal)
                                    ------------------------------
                                    JACK G. LAWLER
                                    Director

                              AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of September, 1984 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Dale W. Brawley (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on September 1, 1984; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to his Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

       Section 3.  Extraordinary Transactions.  In the event that the
       ---------   --------------------------
Executive's service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

       Section 6.  Amendment and Termination.  This Agreement may be amended or
       ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of his Retirement Age, or his death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)     specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)    submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By:     /s/ George W. Brawley, Jr.
                                           ----------------------------------

/s/ Billy R. Williams               Title:  President
------------------------------             ----------------------------------
Secretary

[Corporate Seal]                    EXECUTIVE:
                                     /s/ Dale W. Brawley
                                    -----------------------------------------
                                    Dale W. Brawley

                             AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of September, 1984 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and George W. Brawley (the "Executive").

                             W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on September 1, 1984; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to his Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Extraordinary Transactions.  In the event that the
     ---------   --------------------------
Executive's service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 6.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of his Retirement Age, or his death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)  submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                         MOORESVILLE SAVINGS BANK, SSB

Attest:                                  By:    /s/ Dale W. Brawley
/s/ Billy R. Williams                           ------------------------------
-----------------------------            Title: Executive Vice President
Secretary                                       ------------------------------


[Corporate Seal]                         EXECUTIVE:
                                          /s/ George W. Brawley, Jr.
                                         -------------------------------------
                                         George W. Brawley, Jr.

                       AMENDMENT TO AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT
       BETWEEN MOORESVILLE SAVINGS BANK, SSB AND GEORGE W. BRAWLEY, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and George W. Brawley, Jr. (the "Executive") previously entered into a Salary Continuation Agreement on September 1, 1984, and amended and restated said agreement on September 17, 1997 through the execution of the Amended and Restated Supplemental Income Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 6 of the Agreement, the Bank and the Executive have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 1 is deleted in its entirety and a new Section 1 is inserted in lieu thereof to read as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ----------  -------------------
     herein, upon the occurrence of the Executive's 65/th/ birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank (except as otherwise provided herein).

          If the Executive's service with the Bank continues past the Executive's Retirement Age, then the annual benefit payments shall be postponed and shall be increased on an annual basis by an additional five percent (5%) for each full Year of Service of the Executive occurring after the Executive's Retirement Age and continuing until age 70 or such time as the Executive ceases serving as an Executive, whichever shall occur first
     (hereafter "the Increased Benefit").   For purposes of this Agreement, the
     Executive will receive credit for a Year of Service for each twelve month period during which he completes 1,000 hours of service. If the Executive reaches age 70 and has not previously begun receiving his retirement benefits under this Section 2, the monthly payments will begin upon the Executive's attainment of age 70 in any event.

          In the event that an Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been made, the Bank will pay all remaining payments to such beneficiaries as are designated by the Executive to the Bank in writing (the "Beneficiaries"). In the event of the death of the Executive's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, of if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     2. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Pre-Retirement Death Benefits. Should the Executive die prior
     ----------  -----------------------------
     to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to the Executive's Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after the Executive's Retirement Age (hereafter "the Increased Benefit"). The first monthly payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive died.

          In the event of the death of the Executive's last living Beneficiary before all annual payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at an Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     3. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Executive if he continues service with the Bank after reaching the Retirement Age.

     4. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.

     This Amendment is effective as of the 16th day of December, 1998.



                              MOORESVILLE SAVINGS BANK, SSB

Attest:                       By:     /s/ Dale W. Brawley
                                     ----------------------------------

  /s/ Billy R. Williams       Title:  Executive Vice President
------------------------             ----------------------------------
Secretary


[Corporate Seal]

                              EXECUTIVE:

                                          /s/
                              -----------------------------------------
                              George W. Brawley, Jr.

                                   EXHIBIT B



------------------------------------------------------------------------------------
Date of Benefit                                  Amount of Increased Monthly Benefit
------------------------------------------------------------------------------------
Retirement Age -- Age 65                         $  833.33
------------------------------------------------------------------------------------
Retire on or after 1/1/00 but before 1/1/01      $  875.00
------------------------------------------------------------------------------------
Retire on or after 1/1/01 but before 1/1/02      $  918.75
------------------------------------------------------------------------------------
Retire on or after 1/1/02 but before 1/1/03      $  964.68
------------------------------------------------------------------------------------
Retire on or after 1/1/03 but before 1/1/04      $1,012.92
------------------------------------------------------------------------------------
Retire on or after 1/1/04 but before 1/1/05      $1,063.56
------------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of September, 1984 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Patricia B. Clontz (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on September 1, 1984; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of her continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate her employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $416.67 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $416.67 per month for a continuous period of sixty (60) months to her Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Extraordinary Transactions.  In the event that the Executive's
     ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in
Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate her employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

       Section 6.  Amendment and Termination.  This Agreement may be amended or
       ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of her Retirement Age, or her death.

       Section 7.  Financing of Benefits.  All benefits under this Agreement
       ---------   ---------------------
shall be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

       The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

       Section 8.  No Trust Created.  Nothing contained in this Agreement and no
       ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

       Section 9.  Taxes.  The Bank shall have the right to deduct from any
       ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

       Section 10.  Binding Obligation of the Bank and Any Successor in
       ----------   ---------------------------------------------------
Interest. This Agreement and the Bank's obligations hereunder shall be binding
--------
upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)   specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)  submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set her hand and seal, all on the day and year first above written.

                                         MOORESVILLE SAVINGS BANK, SSB

Attest:                                  By:   /s/ George W. Brawley, Jr.
                                               ---------------------------------

/s/ Billy R. Williams                    Title: President
---------------------------------              ---------------------------------
Secretary

[Corporate Seal]                         EXECUTIVE:

                                           /s/ Patricia B. Clontz
                                         ---------------------------------------
                                         Patricia B. Clontz

                              AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of September, 1984 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Richard E. Woods (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on September 1, 1984; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to his Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

       Section 3.  Extraordinary Transactions.  In the event that the
       ---------   --------------------------
Executive's service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 6.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of his Retirement Age, or his death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By:     /s/ George W. Brawley, Jr.
                                            -----------------------------------
/s/ Billy R. Williams                Title:   President
------------------------------              -----------------------------------
Secretary

[Corporate Seal]                    EXECUTIVE:

                                     /s/ Richard E. Woods
                                    -------------------------------------------
                                    Richard E. Woods

                             AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME AGREEMENT, made and entered into as of the 1st of November, 1993 and amended and restated this 17th day of
                                                                   ----
September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB,
---------
a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Dale W. Brawley (the "Executive").

                             W I T N E S S E T H:

     WHEREAS, the Executive has been an employee of the Bank since August 18, 1980, and is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Supplemental Income Agreement with the Executive on November 1, 1993; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  During the period of the Executive's
     ---------   -----------------
employment by the Bank, the Executive shall defer monthly a portion of his cash compensation otherwise receivable by the Executive from the Bank.

     Section 2.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday or, if earlier, upon the Executive's actual retirement after age 60 (the "Retirement Age"), the Bank will pay the Executive $15,000 annually for a continuous period of fifteen
(15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age shall occur. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits for more than ten (10) years of additional service. For purposes of this Agreement, the Executive will receive credit for a Year of Service for each twelve month period during which he completes 1,000 hours of service. The first twelve month period shall begin November 1, 1994, and subsequent periods shall begin on the anniversary of that date.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or, if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive or his Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 3.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age, the Bank will pay $15,000 annually for a continuous period of fifteen (15) years to his Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits for more than ten (10) years of additional service. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive's Beneficiary under this Section 3 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 4.  Disability Benefits.  If the Executive shall become disabled
     ----------  --------------------
(as defined herein) prior to Retirement Age, while continuing to serve as an Executive of the Bank, the Bank shall commence to pay to the Executive the same benefit that would have been payable if the Executive's death occurred on the date of disability. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive is determined to be disabled.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Executive's Beneficiary or

Beneficiaries. In the event of the death of the Executive's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     The Executive shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Executive must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Executive's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Executive and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the President of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Executive, his Beneficiaries, the Bank, and all parties claiming any right or interest under this Agreement through them.

     Section 5.  Termination of Employment.  Should the Executive's employment
     ---------   -------------------------
by the Bank terminate other than by reason of death or retirement upon the occurrence of the Retirement Age, the Executive or his Beneficiary (or Beneficiaries), as applicable, shall be entitled upon the occurrence of the earlier of the Retirement Age and the Executive's death to receive the percentage of the annual installment payment stated in Section 2 of this Agreement determined under the following table:

                                            PERCENTAGE OF ANNUAL INSTALLMENT
                                            PAYMENT STATED IN SECTION 2 OF THIS
     IF EXECUTIVE'S TERMINATION OCCURS      AGREEMENT TO WHICH EXECUTIVE IS
               ON OR AFTER                             ENTITLED
     ---------------------------------      -----------------------------------
          March 31, 1994                                  20%
          March 31, 1995                                  40%
          March 31, 1996                                  60%
          March 31, 1997                                  80%
          March 31, 1998                                 100%

     Such annual payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age or the Executive's death, as applicable, occurs.

     Section 6.  Extraordinary Transactions.  In the event that an Executive's
     ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the maximum benefits set forth in Section 2 as if the Executive had remained employed until age 65, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make annual installment payments to the Executive as described in
Section 2 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

           (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

           (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

           (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

           (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

           (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 7.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 8.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 9.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto.

     Section 10. Financing of Benefits.  All benefits under this Agreement
     ----------  ---------------------
shall be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 11. No Trust Created.  Nothing contained in this Agreement and no
     ----------  ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 12. Taxes.  The Bank shall have the right to deduct from any
     ----------  -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 13. Binding Obligation of the Bank and Any Successor in Interest.
     ----------  ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 14. Effect on Other Benefit Plans.  Nothing contained in this
     ----------  -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 15. Severability.  The provisions of this Agreement shall be
     ----------  ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 16. Gender.  Whenever in this Agreement words are used in the
     ----------  ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 17. Headings.  The titles and headings of Sections are included
     ----------  --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 18. Law Governing.  This Agreement shall be governed by the laws
     ----------  -------------
of the State of North Carolina.

     Section 19. Claims and Review Procedures.
     ----------  ----------------------------

     A.    General.  For the purposes of implementing a claims procedure under
           -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 19.

     B.    Claims Procedure.  If any claim filed hereunder is wholly or
           ----------------
partially denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

           (i)   specific reasons for the denial,

           (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

           (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

           (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

           Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 19.C hereof.

C.   Review Procedure.  Within sixty (60) days after the date on which a
     ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

           (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

           (ii)  submit written issues and comments to the Plan Administrator.

           The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty
           (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                            MOORESVILLE SAVINGS BANK, SSB

Attest:                                     By:  /s/ George W. Brawley, Jr.
                                                 ------------------------------
                                            Title: President
/s/ Billy R. Williams                             -----------------------------
---------------------------------
Secretary

[Corporate Seal]                            EXECUTIVE:
                                              /s/ Dale W. Brawley
                                            -----------------------------------
                                            Dale W. Brawley

                             AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME AGREEMENT, made and entered into as of the 1st of November, 1993 and amended and restated this 17th day of
                                                                   ----
September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB,
---------
a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and George W. Brawley, Jr. (the "Executive").

                             W I T N E S S E T H:

     WHEREAS, the Executive has been an employee of the Bank since August 9, 1957, and is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Supplemental Income Agreement with the Executive on November 1, 1993; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  During the period of the Executive's
     ---------   -----------------
employment by the Bank, the Executive shall defer monthly a portion of his cash compensation otherwise receivable by the Executive from the Bank.

     Section 2.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, on March 31, 1998,or if earlier, upon the Executive's actual retirement after age 60 (the "Retirement Age"), the Bank will pay the Executive $25,000 annually for a continuous period of fifteen (15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age shall occur. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits after March 31, 1998. For purposes of this Agreement, the Executive will receive credit for a Year of Service for each twelve month period during which he completes 1,000 hours of service. The first twelve month period shall begin November 1, 1994, and subsequent periods shall begin on the anniversary of that date.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or, if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive or his Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 3.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age, the Bank will pay $25,000 annually for a continuous period of fifteen (15) years to his Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits after March 31, 1998. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive's Beneficiary under this Section 3 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 4.  Disability Benefits.  If the Executive shall become disabled
     ----------  --------------------
(as defined herein) prior to Retirement Age, while continuing to serve as an Executive of the Bank, the Bank shall commence to pay to the Executive the same benefit that would have been payable if the Executive's death occurred on the date of disability. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive is determined to be disabled.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Executive's Beneficiary or Beneficiaries. In the event of the death of the Executive's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     The Executive shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Executive must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Executive's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Executive and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the President of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Executive, his Beneficiaries, the Bank, and all parties claiming any right or interest under this Agreement through them.

     Section 5.  Termination of Employment.  Should the Executive's employment
     ---------   -------------------------
by the Bank terminate other than by reason of death or retirement upon the occurrence of the Retirement Age, the Executive or his Beneficiary (or Beneficiaries), as applicable, shall be entitled upon the occurrence of the earlier of the Retirement Age and the Executive's death to receive the percentage of the annual installment payment stated in Section 2 of this Agreement determined under the following table:

                                            PERCENTAGE OF ANNUAL INSTALLMENT
                                            PAYMENT STATED IN SECTION 2 OF THIS
     IF EXECUTIVE'S TERMINATION OCCURS      AGREEMENT TO WHICH EXECUTIVE IS
               ON OR AFTER                            ENTITLED
     ---------------------------------      -----------------------------------
          March 31, 1994                                  20%
          March 31, 1995                                  40%
          March 31, 1996                                  60%
          March 31, 1997                                  80%
          March 31, 1998                                 100%

     Such annual payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age or the Executive's death, as applicable, occurs.

     Section 6.  Extraordinary Transactions.  In the event that an Executive's
     ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the maximum benefits set forth in Section 2 as if the Executive had remained employed until March 31, 1998, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make annual installment payments to the Executive as described in Section 2 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

           (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

           (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

           (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

           (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

           (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 7.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 8.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 9.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto.

     Section 10. Financing of Benefits.  All benefits under this Agreement
     ----------  ---------------------
shall be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 11. No Trust Created.  Nothing contained in this Agreement and no
     ----------  ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 12. Taxes.  The Bank shall have the right to deduct from any
     ----------  -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 13. Binding Obligation of the Bank and Any Successor in Interest.
     ----------  ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 14. Effect on Other Benefit Plans.  Nothing contained in this
     ----------  -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 15. Severability.  The provisions of this Agreement shall be
     ----------  ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 16. Gender.  Whenever in this Agreement words are used in the
     ----------  ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 17. Headings.  The titles and headings of Sections are included
     ----------  --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 18. Law Governing.  This Agreement shall be governed by the laws
     ----------  -------------
of the State of North Carolina.

     Section 19. Claims and Review Procedures.
     ----------  ----------------------------

     A.    General.  For the purposes of implementing a claims procedure under
           -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 19.

     B.    Claims Procedure.  If any claim filed hereunder is wholly or
           ----------------
partially denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

           (i)   specific reasons for the denial,

           (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

           (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

           (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

           Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 19.C hereof.

C.   Review Procedure.  Within sixty (60) days after the date on which a
     ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

           (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

           (ii)  submit written issues and comments to the Plan Administrator.

           The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty
           (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                            MOORESVILLE SAVINGS BANK, SSB

Attest:                                     By:  /s/ Dale W. Brawley
                                                 ------------------------------
                                            Title: Executive Vice President
/s/ Billy R. Williams                            ------------------------------
---------------------------------
Secretary

[Corporate Seal]                            EXECUTIVE:

                                            /s/ George W. Brawley, Jr.
                                            ----------------------------------
                                            George W. Brawley, Jr.

                       AMENDMENT TO AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT
        BETWEEN MOORESVILLE SAVINGS BANK, SSB AND GEORGE W. BRAWLEY, JR.

     WHEREAS, Mooresville Savings Bank, SSB (the "Bank") and George W. Brawley, Jr. (the "Executive") previously entered into a Supplemental Income Agreement on November 1, 1993, and amended and restated said agreement on September 17, 1997 through the execution of the Amended and Restated Supplemental Income Agreement (the "Agreement"); and

     WHEREAS, the Board of Directors of the Bank adopted a Resolution on December 15, 1998 (the "Resolution"), authorizing modifications to the Agreement as set forth in the Resolution attached hereto as Exhibit A; and

     WHEREAS, pursuant to Section 9 of the Agreement, the Bank and the Executive have agreed to modify the Agreement as provided herein.

     NOW, THEREFORE, the Agreement is hereby modified as follows:

     1. Section 2 is deleted in its entirety and a new Section 2 is inserted in lieu thereof to read as follows:

     Section 2.  Retirement Benefits.  Except as otherwise specifically provided
     ----------  -------------------
     herein, on March 31, 1998, or if earlier, upon the Executive's actual retirement after age 60 (the "Retirement Age"), the Bank will pay the Executive $25,000 annually for a continuous period of fifteen (15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age shall occur (except as otherwise provided herein). Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring between November 1, 1994 and March 31, 1998. For purposes of this Agreement, the Executive will receive credit for a Year of Service for each twelve month period during which he completes 1,000 hours of service. The first twelve month period shall begin November 1, 1994, and subsequent periods shall begin on the anniversary of that date.

          If the Executive's service with the Bank continues past the Executive's Retirement Age, then the annual benefit payments shall be postponed and shall be increased on an annual basis by an additional five percent (5%) for each full Year of Service of the Executive occurring after the Executive's Retirement Age and continuing until age 70 or such time as the Executive ceases serving as an Executive, whichever shall occur first (hereafter "the Increased Benefit"). If the Executive reaches age 70 and has not previously begun receiving his retirement benefits under this
     Section 2, the monthly payments will begin upon the Executive's attainment of age 70 in any event.

          In the event that an Executive should die after becoming entitled to receive annual installment payments under this Section 2 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to such beneficiaries as are designated by the Executive to the Bank in writing (the "Beneficiaries"). In the event of the death of the Executive's last living Beneficiary before all remaining installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's
     estate.   Any amount payable to an Executive or his Beneficiary under this
     Section 2 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     2. Section 3 is deleted in its entirety and a new Section 3 is inserted in lieu thereof to read as follows:

     Section 3.  Pre-Retirement Death Benefits. Should the Executive die while
     ----------  -----------------------------
     serving as an executive of the Bank, and prior to his receiving any benefits under Section 2, the Bank will pay $25,000.00 annually for a continuous period of fifteen (15) years to the Executive's Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring between November 1, 1994 and March 31, 1998. If the Executive continued serving as an Executive of the Bank after March 31, 1998, then the annual payment will be increased an additional five percent (5%) for each full Year of Service for each full Year of Service of the Executive occurring after the Executive's Retirement Age (hereafter "the Increased Benefit"). The first annual payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive died.

          In the event of the death of the Executive's last living Beneficiary before all annual payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at an Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive's Beneficiary under this Section 3 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     3. Section 4 is deleted in its entirety and a new Section 4 is inserted in lieu thereof to read as follows:

     Section 4.  Disability Benefits. If the Executive shall become disabled (as
     ----------  -------------------
     defined herein) while continuing to serve as an Executive of the Bank, the Bank shall commence to pay to the Executive the same benefit that would have been payable if the Executive had died on the date of disability. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive is determined to be disabled.

          In the event that the Executive should die after becoming entitled to receive annual installment payments under this Section 4 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Executive's Beneficiary or Beneficiaries. In the event of the death of the Executive's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

          The Executive shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Executive must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Executive's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Executive and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the president of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Executive, his Beneficiaries, the Bank and all parties claiming any right or interest under this Agreement through them.

     4. Exhibit B attached hereto sets forth the Increased Benefit which will be payable to the Executive if he continues service with the Bank after reaching the Retirement Age.

     5. All of the other terms and provisions of the Agreement are not modified in any respect and shall remain in full force and effect.


     This Amendment is effective as of the 16th day of December, 1998.


                                      MOORESVILLE SAVINGS BANK, SSB

Attest:                               By:    /s/ Claude U. Voils, Jr.
                                             ------------------------

   /s/ Billy R. Williams              Title: Director
----------------------------                 ------------------------
Secretary


[Corporate Seal]

                                      DIRECTOR:

                                            /s/
                                      --------------------------------
                                      George W. Brawley, Jr.

                                   EXHIBIT B


Date of Benefit                                    Amount of Increased Annual Benefit
-------------------------------------------------------------------------------------
Retire before 11/1/94                              $25,000.00
-------------------------------------------------------------------------------------
Retire on or after 11/1/95 but before 11/1/96      $26,250.00
-------------------------------------------------------------------------------------
Retire on or after 11/1/96 but before 11/1/97      $27,562.50
-------------------------------------------------------------------------------------
Retire on or after 11/1/97 but before 11/1/98      $28,940.63
-------------------------------------------------------------------------------------
Retire on or after 11/1/98 but before 11/1/99      $30,387.66
-------------------------------------------------------------------------------------
Retire on or after 11/1/99 but before 11/1/00      $31,907.04
-------------------------------------------------------------------------------------
Retire on or after 11/1/00 but before 11/1/01      $33,502.39
-------------------------------------------------------------------------------------
Retire on or after 11/1/01 but before 11/1/02      $35,177.51
-------------------------------------------------------------------------------------
Retire on or after 11/1/02 but before 11/1/03      $36,936.39
-------------------------------------------------------------------------------------
Retire on or after 11/1/03 but before 11/1/04      $38,936.39
-------------------------------------------------------------------------------------
Retire on or after 11/1/04 but before 11/1/05      $40,722.37
-------------------------------------------------------------------------------------

                             AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME AGREEMENT, made and entered into as of the 1st of November, 1993 and amended and restated this 17 day of September, 1997 (the "Agreement") by and between Mooresville Savings
Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Donald G. Jones (the "Executive").


                             W I T N E S S E T H:

     WHEREAS, the Executive has been an employee of the Bank since October 20, 1986, and is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Supplemental Income Agreement with the Executive on November 1, 1993; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1. Deferral Election. During the period of the Executive's
     ---------  -----------------
employment by the Bank, the Executive shall defer monthly a portion of his cash compensation otherwise receivable by the Executive from the Bank.

     Section 2. Retirement Benefits. Except as otherwise specifically provided
     ---------  -------------------
herein, upon the occurrence of the Executive's 65th birthday or, if earlier, upon the Executive's actual retirement after age 60 (the "Retirement Age"), the Bank will pay the Executive $10,000 annually for a continuous period of fifteen
(15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age shall occur. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits for more than ten (10) years of additional service. For purposes of this Agreement, the Executive will receive credit for a Year of Service for each twelve month period during which he completes 1,000 hours of service. The first twelve month period shall begin November 1, 1994, and subsequent periods shall begin on the anniversary of that date.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or, if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive or his Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 3.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age, the Bank will pay $10,000 annually for a continuous period of fifteen (15) years to his Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits for more than ten (10) years of additional service. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive's Beneficiary under this Section 3 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 4.  Disability Benefits.  If the Executive shall become disabled
     ----------  --------------------
(as defined herein) prior to Retirement Age, while continuing to serve as an Executive of the Bank, the Bank shall commence to pay to the Executive the same benefit that would have been payable if the Executive's death occurred on the date of disability. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive is determined to be disabled.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Executive's Beneficiary or Beneficiaries. In the event of the death of the Executive's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     The Executive shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Executive must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Executive's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Executive and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the President of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Executive, his Beneficiaries, the Bank, and all parties claiming any right or interest under this Agreement through them.

     Section 5.  Termination of Employment.  Should the Executive's employment
     ---------   -------------------------
by the Bank terminate other than by reason of death or retirement upon the occurrence of the Retirement Age, the Executive or his Beneficiary (or Beneficiaries), as applicable, shall be entitled upon the occurrence of the earlier of the Retirement Age and the Executive's death to receive the percentage of the annual installment payment stated in Section 2 of this Agreement determined under the following table:


                                            PERCENTAGE OF ANNUAL INSTALLMENT
                                           PAYMENT STATED IN SECTION 2 OF THIS
 IF EXECUTIVE'S TERMINATION OCCURS          AGREEMENT TO WHICH EXECUTIVE IS
           ON OR AFTER                                  ENTITLED
 ---------------------------------         -----------------------------------
          March 31, 1994                                  20%
          March 31, 1995                                  40%
          March 31, 1996                                  60%
          March 31, 1997                                  80%
          March 31, 1998                                  100%

     Such annual payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age or the Executive's death, as applicable, occurs.

     Section 6.  Extraordinary Transactions.  In the event that an Executive's
     ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the maximum benefits set forth in Section 2 as if the Executive had remained employed until age 65, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make annual installment payments to the Executive as described in
Section 2 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 7.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 8.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 9.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto.

     Section 10.  Financing of Benefits.  All benefits under this Agreement
     ----------   ---------------------
shall be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 11.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 12.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 13.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 14.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 15.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 16.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 17.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 18.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 19.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 19.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)   specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 19.C hereof.

C.   Review Procedure.  Within sixty (60) days after the date on which a
     ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)  submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By: /s/ George W. Brawley, Jr.
                                       --------------------------------
/s/ Billy R. Williams               Title: President
--------------------------------          -----------------------------
Secretary

[Corporate Seal]                    EXECUTIVE:
                                    /s/ Donald G. Jones
                                    -----------------------------------
                                    Donald G. Jones

                              AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME AGREEMENT, made and entered into as of the 1st of November, 1993 and amended and restated this 17 day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Billy R. Williams (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive has been an employee of the Bank since July 21, 1986, and is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Supplemental Income Agreement with the Executive on November 1, 1993; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  During the period of the Executive's
     ---------   -----------------
employment by the Bank, the Executive shall defer monthly a portion of his cash compensation otherwise receivable by the Executive from the Bank.

     Section 2.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday or, if earlier, upon the Executive's actual retirement after age 60 (the "Retirement Age"), the Bank will pay the Executive $7,900 annually for a continuous period of fifteen
(15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age shall occur. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits for more than ten (10) years of additional service. For purposes of this Agreement, the Executive will receive credit for a Year of Service for each twelve month period during which he completes 1,000 hours of service. The first twelve month period shall begin November 1, 1994, and subsequent periods shall begin on the anniversary of that date.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or, if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive or his Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 3.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age, the Bank will pay $7,900 annually for a continuous period of fifteen (15) years to his Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits for more than ten (10) years of additional service. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive's Beneficiary under this Section 3 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 4.  Disability Benefits.  If the Executive shall become disabled
     ----------  --------------------
(as defined herein) prior to Retirement Age, while continuing to serve as an Executive of the Bank, the Bank shall commence to pay to the Executive the same benefit that would have been payable if the Executive's death occurred on the date of disability. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive is determined to be disabled.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Executive's Beneficiary or Beneficiaries. In the event of the death of the Executive's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     The Executive shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Executive must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Executive's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Executive and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the President of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Executive, his Beneficiaries, the Bank, and all parties claiming any right or interest under this Agreement through them.

     Section 5.  Termination of Employment.  Should the Executive's employment
     ---------   -------------------------
by the Bank terminate other than by reason of death or retirement upon the occurrence of the Retirement Age, the Executive or his Beneficiary (or Beneficiaries), as applicable, shall be entitled upon the occurrence of the earlier of the Retirement Age and the Executive's death to receive the percentage of the annual installment payment stated in Section 2 of this Agreement determined under the following table:


                                           PERCENTAGE OF ANNUAL INSTALLMENT
                                          PAYMENT STATED IN SECTION 2 OF THIS
IF EXECUTIVE'S TERMINATION OCCURS           AGREEMENT TO WHICH EXECUTIVE IS
          ON OR AFTER                                   ENTITLED
---------------------------------         -----------------------------------
         March 31, 1994                                   20%
         March 31, 1995                                   40%
         March 31, 1996                                   60%
         March 31, 1997                                   80%
         March 31, 1998                                  100%

     Such annual payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age or the Executive's death, as applicable, occurs.

     Section 6.  Extraordinary Transactions.  In the event that an Executive's
     ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the maximum benefits set forth in Section 2 as if the Executive had remained employed until age 65, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make annual installment payments to the Executive as described in
Section 2 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 7.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 8.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 9.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto.

     Section 10.  Financing of Benefits.  All benefits under this Agreement
     ----------   ---------------------
shall be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 11.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 12.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 13.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 14.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 15.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 16.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 17.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 18.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 19.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 19.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

     (i)   specific reasons for the denial,

     (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

     (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

     (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

     Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 19.C hereof.

C.   Review Procedure.  Within sixty (60) days after the date on which a
     ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

     (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

     (ii) submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By: /s/ George W. Brawley, Jr.
                                        ------------------------------
/s/ Billy R. Williams               Title: President
_________________________________          ---------------------------
Secretary

[Corporate Seal]                    EXECUTIVE:
                                    /s/ Billy R. Williams
                                    _______________________________________
                                    Billy R. Williams

                             AMENDED AND RESTATED
                         SUPPLEMENTAL INCOME AGREEMENT


     THIS AMENDED AND RESTATED SUPPLEMENTAL INCOME AGREEMENT, made and entered into as of the 1st of November, 1993 and amended and restated this 17th day of
                                                                   ----
September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB,
---------
a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Richard E. Woods (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive has been an employee of the Bank since September 26, 1980, and is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Supplemental Income Agreement with the Executive on November 1, 1993; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Deferral Election.  During the period of the Executive's
     ---------   -----------------
employment by the Bank, the Executive shall defer monthly a portion of his cash compensation otherwise receivable by the Executive from the Bank.

     Section 2.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday or, if earlier, upon the Executive's actual retirement after age 60 (the "Retirement Age"), the Bank will pay the Executive $10,000 annually for a continuous period of fifteen
(15) years. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age shall occur. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits for more than ten (10) years of additional service. For purposes of this Agreement, the Executive will receive credit for a Year of Service for each twelve month period during which he completes 1,000 hours of service. The first twelve month period shall begin November 1, 1994, and subsequent periods shall begin on the anniversary of that date.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or, if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive or his Beneficiary under this Section 2 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 3.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age, the Bank will pay $10,000 annually for a continuous period of fifteen (15) years to his Beneficiary or Beneficiaries. Such annual payment shall be increased five percent (5%) for each full Year of Service of the Executive occurring after November 1, 1994, except that there will be no increases in benefits for more than ten (10) years of additional service. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate. Any amount payable to an Executive's Beneficiary under this Section 3 shall be reduced by any disability payments already paid to such Executive under Section 4 of this Agreement.

     Section 4.  Disability Benefits.  If the Executive shall become disabled
     ----------  --------------------
(as defined herein) prior to Retirement Age, while continuing to serve as an Executive of the Bank, the Bank shall commence to pay to the Executive the same benefit that would have been payable if the Executive's death occurred on the date of disability. The first annual payment will be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Executive is determined to be disabled.

     In the event that the Executive should die after becoming entitled to receive annual installment payments under this Section 3 but before any or all remaining installment payments have been made, the Bank will pay all remaining installment payments to the Executive's Beneficiary or Beneficiaries. In the event of the death of the Executive's last living Beneficiary before all installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any payments remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     The Executive shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six (6) month period, the Executive must be under the regular care of a medical doctor (M.D.) or osteopathic physician (D.O.) licensed in the State of North Carolina. For the purpose of this section, or any other section relating to disability, if there is any dispute between the parties as to the Executive's physical or mental disability, such dispute shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the State of North Carolina who is selected by the mutual consent of the Executive and the Bank or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the President of the Iredell County Medical Society then serving. Certification of that physician as to the matter in dispute shall be final and binding upon the Executive, his Beneficiaries, the Bank, and all parties claiming any right or interest under this Agreement through them.

     Section 5.  Termination of Employment.  Should the Executive's employment
     ---------   -------------------------
by the Bank terminate other than by reason of death or retirement upon the occurrence of the Retirement Age, the Executive or his Beneficiary (or Beneficiaries), as applicable, shall be entitled upon the occurrence of the earlier of the Retirement Age and the Executive's death to receive the percentage of the annual installment payment stated in Section 2 of this Agreement determined under the following table:

                                          PERCENTAGE OF ANNUAL INSTALLMENT
                                         PAYMENT STATED IN SECTION 2 OF THIS
     IF EXECUTIVE'S TERMINATION OCCURS     AGREEMENT TO WHICH EXECUTIVE IS
               ON OR AFTER                            ENTITLED
     ---------------------------------   -----------------------------------
          March 31, 1994                                  20%
          March 31, 1995                                  40%
          March 31, 1996                                  60%
          March 31, 1997                                  80%
          March 31, 1998                                 100%

     Such annual payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Retirement Age or the Executive's death, as applicable, occurs.

       Section 6.  Extraordinary Transactions.  In the event that an Executive's
       ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the maximum benefits set forth in Section 2 as if the Executive had remained employed until age 65, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make annual installment payments to the Executive as described in
Section 2 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 7.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 8.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

       Section 9.  Amendment and Termination.  This Agreement may be amended or
       ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto.

       Section 10.  Financing of Benefits.  All benefits under this Agreement
       ----------   ---------------------
shall be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 11.  No Trust Created.  Nothing contained in this Agreement and no
     ----------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 12.  Taxes.  The Bank shall have the right to deduct from any
     ----------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 13.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 14.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 15.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 16.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 17.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 18.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 19.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 19.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)   specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 19.C hereof.

C.   Review Procedure.  Within sixty (60) days after the date on which a
     ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)  submit written issues and comments to the Plan Administrator.

          The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                         MOORESVILLE SAVINGS BANK, SSB

Attest:                                  By: /s/ George W. Brawley, Jr.
                                             ---------------------------------
                                                 Title: President
/s/ Billy R. Williams
--------------------------------
Secretary

[Corporate Seal]                         EXECUTIVE:
                                         /s/ Richard E. Woods
                                         ---------------------------------------
                                         Richard E. Woods

                             AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of February, 1988 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Lucille Doster (the "Executive").

                             W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on February 1, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of her continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate her employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to her Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Extraordinary Transactions.  In the event that the Executive's
     ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in
Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate her employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 6.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of her Retirement Age, or her death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10. Binding Obligation of the Bank and Any Successor in Interest.
     ----------  ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set her hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By: /s/ George W. Brawley, Jr.
                                        ----------------------------------

/s/ Billy R. Williams               Title: President
------------------------------             -------------------------------
Secretary

[Corporate Seal]                    EXECUTIVE:
                                     /s/ Lucille Doster
                                    --------------------------------------
                                    Lucille Doster

                              AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of February, 1988 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Marie Hedrick (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on February 1, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of her continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate her employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to her Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Extraordinary Transactions.  In the event that the Executive's
     ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in
Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate her employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 6.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of her Retirement Age, or her death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10. Binding Obligation of the Bank and Any Successor in Interest.
     ----------  ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

     Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)   submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set her hand and seal, all on the day and year first above written.

                                         MOORESVILLE SAVINGS BANK, SSB

Attest:                                  By: /s/ George W. Brawley, Jr.
                                             -----------------------------------
/s/ Billy R. Williams                    Title: President
--------------------------------                --------------------------------
Secretary

[Corporate Seal]                         EXECUTIVE:

                                         /s/ Marie Hedrick
                                         ---------------------------------------
                                         Marie Hedrick

                             AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of February, 1988 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Carol Huffman (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on February 1, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of her continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate her employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to her Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Extraordinary Transactions.  In the event that the Executive's
     ---------   --------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in
Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate her employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 6.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of her Retirement Age, or her death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)   specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)  submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set her hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By: /s/ George W. Brawley, Jr.
                                        -----------------------------------

/s/ Billy R. Williams               Title: President
----------------------------              ---------------------------------
Secretary

[Corporate Seal]                    EXECUTIVE:
                                    /s/ Carol Huffman
                                    ---------------------------------------
                                    Carol Huffman

                             AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of February, 1988 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Brenda Johnson (the "Executive").

                             W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on February 1, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of her continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate her employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to her Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

     Section 3.  Extraordinary Transactions.  In the event that the
     ---------   --------------------------
Executive's service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate her employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 6.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of her Retirement Age, or her death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)  submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set her hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                             By: /s/ George W. Brawley, Jr.
/s/ Billy R. Williams                   ---------------------------------
----------------------------        Title: President
Secretary                                  ------------------------------


[Corporate Seal]                    EXECUTIVE:
                                    /s/ Brenda Johnson
                                    -------------------------------------
                                    Brenda Johnson

                              AMENDED AND RESTATED
                         SALARY CONTINUATION AGREEMENT


     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of February, 1988 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and D. Glenn Jones (the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on February 1, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of his continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate his employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to his Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

       Section 3.  Extraordinary Transactions.  In the event that the
       ---------   --------------------------
Executive's service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate his employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 6.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of his Retirement Age, or his death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10.  Binding Obligation of the Bank and Any Successor in Interest.
     ----------   ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)   specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii) submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set his hand and seal, all on the day and year first above written.

                                    MOORESVILLE SAVINGS BANK, SSB

Attest:                                  By: /s/ George W. Brawley, Jr.
/s/ Billy R. Williams                        --------------------------------
---------------------------------
                                         Title: President
---------------------------------              ------------------------------
Secretary

[Corporate Seal]                         EXECUTIVE:
                                    /s/ D. Glenn Jones
                                    -----------------------------------------
                                    D. Glenn Jones

                              AMENDED AND RESTATED

                         SALARY CONTINUATION AGREEMENT

     THIS AMENDED AND RESTATED SALARY CONTINUATION AGREEMENT, made and entered into as of the 1st of February, 1988 and amended and restated this 17th day of September, 1997 (the "Agreement") by and between Mooresville Savings Bank, SSB, a mutual state savings bank chartered under the laws of the State of North Carolina (the "Bank"), and Nancy Lee Petrea (the "Executive").

                              W I T N E S E T H:

     WHEREAS, the Executive is a member of a select group of management employees of the Bank; and

     WHEREAS, in order to help assure the Executive's continued service to the Bank, the Bank previously entered into a Salary Continuation Agreement with the Executive on February 1, 1988; and

     WHEREAS, thereafter, the Bank converted its charter to a state savings bank charter and changed its name from "Mooresville Federal Savings and Loan Association" to "Mooresville Savings Bank, SSB"; and

     WHEREAS, the value of the Executive is such that assurance of her continued service is essential to the future growth and profits of the Bank; and

     WHEREAS, the Bank desires to retain the services of the Executive, and realizes that if the Executive were to terminate her employment, the Bank would suffer a substantial financial loss; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     Section 1.  Retirement Benefits.  Except as otherwise specifically provided
     ---------   -------------------
herein, upon the occurrence of the Executive's 65th birthday (the "Retirement Age"), if the Executive is employed by the Bank at that time, the Bank will pay the Executive $833.33 per month for a continuous period of sixty (60) months. The first monthly payment will be made on the first day of the first calendar month following the calendar month in which the Executive retires from service with the Bank.

     In the event that the Executive should die after becoming entitled to receive monthly installment payments under this Agreement but before all of such payments have been paid, the Bank will pay all remaining payments to such beneficiary or beneficiaries as the Executive has designated to the Bank in writing (the "Beneficiaries"). In the event of the death of the last living

Beneficiary before all remaining unpaid payments have been made, the balance of any payments at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compounded interest and shall be paid in a single sum to the Executive's estate.

     Section 2.  Pre-Retirement Death Benefits.  Should the Executive die prior
     ---------   -----------------------------
to Retirement Age while in the service of the Bank, the Bank will pay $833.33 per month for a continuous period of sixty (60) months to her Beneficiary or Beneficiaries. The first monthly payment will be made on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's death occurred. In the event of the death of the last living Beneficiary before all annual installment payments have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, or if no Beneficiary survives the Executive, any amount remaining unpaid at the Executive's death shall be commuted on the basis of seven percent (7%) per annum compound interest and shall be paid in a single sum to the Executive's estate.

     Section 3. Extraordinary Transactions. In the event that the Executive's
     ---------   -------------------------
service as an Executive of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a "Change in Control" (as defined herein), then the Executive shall be entitled to the benefits set forth in
Section 1 as if the Executive had remained employed until Retirement Age, and the Retirement Age shall be deemed to occur on the date that such Change in Control occurred. The Bank shall commence to make monthly installment payments to the Executive as described in Section 1 on a date to be determined by the Bank, but in no event later than the first day of the first calendar month following the calendar month in which the Executive's service as an Executive of the Bank is terminated.

     For the purposes of this Agreement, the term "Change in Control" shall mean any of the following events:

          (a) a change in control of a nature that would be required to be reported in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

          (b) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or its holding company representing 25 percent or more of the combined voting power of the outstanding common stock of the Bank or common stock of such holding company, as applicable; or

          (c) individuals who constitute the board of directors of the Bank or its holding company on the date hereof (the "Incumbent Board" and "Incumbent Holding Company Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Holding Company Board, as applicable, or whose nomination for election by the Bank's or its holding company's shareholders was approved by the Bank's or its holding company's board of directors or nominating committee, as applicable, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Holding Company Board, as applicable; or

          (d) either the Bank or its holding company consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Bank nor its holding company, respectively, is the surviving corporation in such transaction; or

          (e) all or substantially all of the assets of either the Bank or its holding company are sold or otherwise transferred to or are acquired by any other entity or group.

     Notwithstanding the other provisions of this paragraph, a transaction or event shall not be considered a Change in Control with respect to an Executive if, prior to the consummation or occurrence of such transaction or event, the Executive and the Bank agree in writing that the same shall not be treated as a Change in Control for purposes of this Agreement.

     Section 4.  Assignability.  Except as otherwise provided by this Agreement,
     ---------   -------------
it is agreed that neither the Executive, any Beneficiary, nor any other person claiming any right or interest under this Agreement through the Executive or any Beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable.

     Section 5.  Executive's Rights.  This Agreement creates no right in the
     ---------   ------------------
Executive to continue in the Bank's service for any specific length of time; nor does it create any other rights in the Executive or obligations on the part of the Bank, except those set forth in this Agreement. The benefits payable under this Agreement shall be independent of and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Bank to the Executive whether as fees, salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive or restrict the right of the Executive to terminate her employment. The rights accruing to the Executive or any designated beneficiary under the provisions of the Agreement shall be solely those of an unsecured creditor of the Bank.

     Section 6.  Amendment and Termination.  This Agreement may be amended or
     ---------   -------------------------
terminated in whole or in part by a writing signed by the parties hereto. In addition, except as provided in Section 3 hereof, this Agreement shall terminate if the Executive's employment with the Bank is terminated for any reason other than retirement after attainment of her Retirement Age, or her death.

     Section 7.  Financing of Benefits.  All benefits under this Agreement shall
     ---------   ---------------------
be provided out of the general assets of the Bank at the time such benefits are to be paid. The parties agree that the Bank is under no obligation to set aside funds in advance of the time for payment hereunder, or to otherwise provide security for its obligations under this Agreement. The Executive, the Executive's Beneficiaries, and any successor in interest shall be and remain general creditors of the Bank with respect to any benefits due under this Agreement, in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right in its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and if funded, to determine the extent, nature, and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, certificates of deposit, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Executive be deemed to have any lien upon or right, title or interest in or to any specific funding investment or to any assets of the Bank.

     Section 8.  No Trust Created.  Nothing contained in this Agreement and no
     ---------   ----------------
action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Bank and the Executive, the Executive's designated Beneficiaries or any other person.

     Section 9.  Taxes.  The Bank shall have the right to deduct from any
     ---------   -----
distribution or payment in cash under this Agreement, any state, federal or local taxes required by law to be withheld with respect to such distribution or payment.

     Section 10. Binding Obligation of the Bank and Any Successor in Interest.
     ----------  ------------------------------------------------------------
This Agreement and the Bank's obligations hereunder shall be binding upon its successors and permitted assigns. The Bank may not assign its rights or obligations to the Executive hereunder without such Executive's prior written consent. In addition, the Bank agrees it shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group of persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Executive under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Section 11.  Effect on Other Benefit Plans.  Nothing contained in this
     ----------   -----------------------------
Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

     Section 12.  Severability.  The provisions of this Agreement shall be
     ----------   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     Section 13.  Gender.  Whenever in this Agreement words are used in the
     ----------   ------
masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

     Section 14.  Headings.  The titles and headings of Sections are included
     ----------   --------
for convenience of reference only and are not to be considered in construction of the provisions of this Agreement.

     Section 15.  Law Governing.  This Agreement shall be governed by the laws
     ----------   -------------
of the State of North Carolina.

     Section 16.  Claims and Review Procedures.
     ----------   ----------------------------

     A.   General.  For the purposes of implementing a claims procedure under
          -------
this Agreement as required by the Employee Retirement Income Security Act of 1974 ("ERISA") (but not for any other purpose), the Bank is hereby designated as the named fiduciary and Plan Administrator of this unfunded, nonqualified deferred compensation plan. If any person believes he is being denied any rights or benefits under the Agreement, such person may file a claim in writing with the Plan Administrator for resolution in accordance with the provisions of Paragraph B of this Section 16.

     B.   Claims Procedure.  If any claim filed hereunder is wholly or partially
          ----------------
denied, the Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain:

          (i)    specific reasons for the denial,

          (ii) specific reference to pertinent provisions of the Agreement on which the Plan Administrator based its denial,

          (iii) a description of any additional material or information necessary for the claimant to perfect such claim and an explanation of why such material or information is necessary, and

          (iv) information as to the steps to be taken if the claimant wishes to submit a request for review.

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

          Such notification will be given within ninety (90) days after the claim is received by the Plan Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to the claimant within the initial ninety (90) day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and the claimant may request a review of his claim in accordance with Section 16.C hereof.

     C.   Review Procedure.  Within sixty (60) days after the date on which a
          ----------------
claimant receives a written notice of a denied claim (or, if applicable, within sixty (60) days after the date on which such denial is considered to have occurred) the claimant (or his duly authorized representative) may:

          (i) file a written request with the Plan Administrator for a review of his denied claim and of pertinent documents; and

          (ii)  submit written issues and comments to the Plan Administrator.

     The Plan Administrator will notify the claimant of its decision in writing. Such notification will be written in a manner calculated to be understood by the claimant and will contain specific reasons for the decision as well as specific references to pertinent provisions of the Agreement. The decision on review will be made within sixty (60) days after the request for review is received by the Plan Administrator (or within one hundred twenty (120) days, if special circumstances require an extension of time for processing the request (such as an election by the Plan Administrator to hold a hearing), and if written notice of such extension and circumstances is given to the claimant within the initial sixty (60) day period.

     IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Supplemental Income Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its Secretary, and the Executive has hereunto set her hand and seal, all on the day and year first above written.

                                         MOORESVILLE SAVINGS BANK, SSB

Attest:                                  By: /s/ George W. Brawley, Jr.
                                             ---------------------------------
/s/ Billy R. Williams                    Title: President
---------------------------------              --------------------------------
Secretary

[Corporate Seal]                         EXECUTIVE:

                                         /s/ Nancy Lea Petrea
                                         --------------------------------------
                                         Nancy Lee Petrea


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